EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

GSAA 2005-10 -- New Issue Announcement (external)
GS Lead Manager & Sole Bookrunner
$637.192mm approx


  Class    S&P/Moodys        Size(mm)   Grp       Cr.Spt     AvL    Prin.Wndw          Guidance
   1A-1    AAA/Aaa            151.050    I         23.15      1.94   09/05-01/12        Not offered
   2A-1    AAA/Aaa            257.755    II        23.15      1.00   09/05-11/07        lmL+lla
   2A-2    AAA/Aaa             64.952    II        23.15      3.00   11/07-10/10        1mL+25a
   2A-3    AAA/Aaa             36.556    II        30.84      6.15   10/10-01/12        Not offered
   2A-4    AAA/Aaa              4.062    II        23.15      6.15   10/10-01/12        1mL+40a
   M-1     AA+/Aal             25.434    ALL       19.35      4.89   08/09-01/12        1mL+46a
   M-2     AA+/Aa2             23.761    ALL       15.80      4.70   05/09-01/12        1mL+48a
   M-3     AA/Aa3              14.055    ALL       13.70      4.60   03/09-01/12        lmL+50a
   M-4     AA-/A1              12.382    ALL       11.85      4.55   02/09-01/12        1mL+61a
   M-5       A+/A2             11.378    ALL       10.15      4.51   01/09-01/12        lml+64a
   M-6        A/A3             10.374    ALL        8.60      4.48   12/08-01/12        1mL+70a
   B-i      A-/Baal             9.370    ALL        7.20      4.46   11/08-01/12        1mL+120a
   B-2    BBB+/Baa2             8.366    ALL        5.95      4.44   11/08-01/12        1mL+135a
   B-3     BBB/Baa3             7.697    ALL        4.80      4.42   10/08-01/12        imL+180a

Expected Deal Timing:
Intex Preprice - Dealname: GSAA0510, Password: Y22J
Launch/Price - on or before August 8
Settle - August 26

Termsheet - Attached



GS Structured Products Global Syndicate
Europe: Mitch Resnick & Tets Ishikawa +44 (0)20 7774-3068
Asia: Omar Chaudhary +81 (3) 6437-7198
N. America: Bunty Bohra, Scott Wisenbaker & Tony Kim +1 (212) 902-7645




Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

           Preliminary Structural and Collateral Term Sheet      August 2, 2005
-------------------------------------------------------------------------------

                                 $637,192,000
                                 (Approximate)
                        GSAA Home Equity Trust 2005-10
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Estimated
                     Approximate        Certificate   Primary Collateral      Expected Credit   Initial Pass-Through  Avg. Life
 Certificates    Principal Balance(1)      Type             Group              Support (3)           Rate (4)         yrs) (5)
---------------------------------------------------------------------------------------------------------------------------------
     1A1             $151,050,000          Sr             Group I (2)           23.15%           LIBOR + [ ]%           1.94
     2A1             $257,755,000          Sr             Group II (2)          23.15%           LIBOR + [ ]%           1.00
     2A2              $64,952,000          Sr             Group II (2)          23.15%           LIBOR + [ ]%           3.00
     2A3              $36,556,000          Sr             Group II (2)          30.84%           LIBOR + [ ]%           6.15
     2A4               $4,062,000          Sr             Group II (2)          23.15%           LIBOR + [ ]%           6.15
     M-1              $25,434,000         Sub             Group I and II        19.35%           LIBOR + [ ]%           4.89
     M-2              $23,761,000         Sub             Group I and II        15.80%           LIBOR + [ ]%           4.70
     M-3              $14,055,000         Sub             Group I and II        13.70%           LIBOR + [ ]%           4.60
     M-4              $12,382,000         Sub             Group I and II        11.85%           LIBOR + [ ]%           4.55
     M-5              $11,378,000         Sub             Group I and II        10.15%           LIBOR + [ ]%           4.51
     M-6              $10,374,000         Sub             Group I and II        8.60%            LIBOR + [ ]%           4.48
     B-1               $9,370,000         Sub             Group I and II        7.20%            LIBOR + [ ]%           4.46
     B-2               $8,366,000         Sub             Group I and II        5.95%            LIBOR + [ ]%           4.44
     B-3               $7,697,000         Sub             Group I and II        4.80%            LIBOR + [ ]%           4.42
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL            $637,192,000
---------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
     B-4              $15,394,000         Sub             Group I and II        2.50%            [ ]%                    N/A
---------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------
                     Principal
                  Payment Window       S&P /Moody's
 Certificates        (5) (6)        Expected Ratings
----------------------------------------------------
     1A1           09/05 - 01/12         AAA/Aaa
     2A1           09/05 - 11/07         AAA/Aaa
     2A2           11/07 - 10/10         AAA/Aaa
     2A3           10/10 - 01/12         AAA/Aaa
     2A4           10/10 - 01/12         AAA/Aaa
     M-1           08/09 - 01/12         AA+/Aa1
     M-2           05/09 - 01/12         AA+/Aa2
     M-3           03/09 - 01/12          AA/Aa3
     M-4           02/09 - 01/12          AA-/A1
     M-5           01/09 - 01/12          A+/A2
     M-6           12/08 - 01/12           A/A3
     B-1           11/08 - 01/12         A-/Baa1
     B-2           11/08 - 01/12        BBB+/Baa2
     B-3           10/08 - 01/12         BBB/Baa3
----------------------------------------------------
    TOTAL
----------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

----------------------------------------------------
     B-4                N/A                 N/A
----------------------------------------------------


(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) The Class 1A1, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates may receive principal payments from the other collateral group.
(3)  Expected fully funded overcollateralization of approximately 2.50%.
(4) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in June 2035.


Selected Mortgage Pool Data (7)
-------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                          Group I               Group II        Aggregate

-------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                          $197,567,749       $475,217,136          $672,784,886
Number of Mortgage Loans:                                      915              1,687                 2,602
Average Scheduled Principal Balance:                      $215,921           $281,694              $258,565
Interest-Only Loans:                                          100%               100%                  100%
Weighted Average Gross Coupon:                              6.824%             6.820%                6.821%
Weighted Average Net Coupon(8):                             6.317%             6.313%                6.314%
Weighted Average FICO Score:                                   663                669                   667
Weighted Average Original LTV Ratio:                        82.09%             81.81%                81.89%
Weighted Average Stated Remaining Term (months):               357                357                   357
Weighted Average Seasoning (months):                             3                  3                     3
Weighted Average Months to Roll(9):                             24                 24                    24
Weighted Average Gross Margin(9):                            5.55%              5.67%                 5.64%
Weighted Average Initial Rate Cap(9):                        2.00%              2.00%                 2.00%
Weighted Average Periodic Rate Cap(9):                       1.00%              1.00%                 1.00%
Weighted Average Gross Maximum Lifetime Rate(9):            12.82%             12.83%                12.82%
-------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and Trustee Fee.
(9) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, fixed-rate and hybrid ARM, interest-only first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Ameriquest Mortgage Company ("Ameriquest"). Approximately 36.16%, 10.24% and 53.60% of the Mortgage Loans have an interest-only term of 24, 36 and 60 months, respectively.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 2.50% and excess spread.

o    The Mortgage Loans will be serviced by Countrywide Home Loans Servicing
     LP.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $637,192,000 and a term of 32 months beginning on the first Distribution Date. The trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 9.69883%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0510 and on Bloomberg as GSAA 05-10.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.




Time Table
----------

Expected Closing Date:                   August 26, 2005

Cut-off Date:                            August 1, 2005

Statistical Calculation Date:            July 1, 2005

Expected Pricing Date:                   On or before August 10, 2005

First Distribution Date:                 September 26, 2005

Key Terms
---------

Offered Certificates:                    Class A, Class M, Class B-1, Class B-2 and Class B-3
                                         Certificates

Non-Offered Certificates:                Class B-4 Certificates

Class A Certificates:                    Class 1A1 and Class 2A Certificates

Class 2A Certificates:                   Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates

Principal Certificates:                  Class A, Class M and Class B Certificates

Class M Certificates:                    Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                                         Class M-6 Certificates

Class B Certificates:                    Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

Depositor:                               GS Mortgage Securities Corp.

Subordinate Certificates:                Class B and Class M Certificates

Underwriter:                             Goldman, Sachs & Co.

Servicer:                                Countrywide Home Loans Servicing LP

Trustee:                                 Deutsche Bank National Trust Company

Custodian:                               Deutsche Bank National Trust Company

Interest Rate Corridor Provider:         Goldman Sachs Capital Markets L.P., as the cap provider.
                                         The short term unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are
                                         rated "P-1" by Moody's, "A-1" by S&P, and "F1+" by Fitch.
                                         The long term unsecured debt obligations of the guarantor
                                         of the cap provider are rated "Aa3" by Moody's, "A+" by
                                         S&P, and "AA-" by Fitch.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      2


Interest Rate Corridor:                  This transaction will have a one-month LIBOR interest rate corridor available to pay Basis Risk Carry forward Amounts on all the LIBOR Certificates. The Interest Rate Corridor
                                         will have an initial notional amount of $637,192,000 and a term of 32 months beginning on the first distribution date.

Servicing Fee:                           50 bps

Trustee Fee:                             0.70 bps

Distribution Date:                       25th day of the month or the following Business Day

Record Date:                             For any Distribution Date, the last Business Day of the
                                         Interest Accrual Period

Delay Days:                              24 day delay on the Non-Offered Certificates 0 day delay on the Offered Certificates

Prepayment Period:                       The calendar month prior to the Distribution Date

Due Period:                              The period commencing on the second day of the calendar
                                         month preceding the month in which the Distribution Date
                                         occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                               Actual/360 basis for the Offered Certificates and 30/360
                                         basis for the Non-Offered Certificates

Interest Accrual Period:                 For the Offered Certificates, from the prior Distribution
                                         Date to the day prior to the current Distribution Date
                                         except for the initial accrual period for which interest
                                         will accrue from the Closing Date. For the Non-Offered
                                         Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment Assumption:           30% CPR

Group I Mortgage Loans:                  Approximately $197,567,749 of Mortgage Loans with original principal balances that conform to the original principal
                                         balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                 Approximately $475,217,136 of Mortgage Loans with original principal balances that may or may not conform to the
                                         original principal balance limits for one- to four-family
                                         residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Excess Spread:                           The initial weighted average net coupon of the mortgage
                                         pool will be greater than the interest payments on the
                                         Principal Certificates, resulting in excess cash flow
                                         calculated in the following manner based on the collateral as of the Statistical Calculation Date.

                                         Initial Gross WAC(1):                                          6.8209%

                                           Less Fees & Expenses (2):                                    0.5070%
                                                                                                    ---------------
                                         Net WAC (1):                                                   6.3139%

                                           Less Initial Principal Certificate Coupon (Approx.)(1)(3):   3.7436%
                                                                                                    ---------------
                                         Initial Excess Spread (1):                                     2.5703%

                                                (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                                (2) Includes the Servicing Fee and Trustee Fee.

                                                (3) Assumes 1-month LIBOR equal to 3.5100%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the
                                                    Principal Certificates as well as any changes in day count.

Servicer Advancing:                      Yes as to principal and interest, subject to
                                         recoverability.

Compensating Interest:                   The Servicer shall provide Compensating Interest equal to
                                         the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related
                                         Distribution Date resulting from voluntary principal
                                         prepayments on the Mortgage Loans during the related
                                         Prepayment Period and (B) its aggregate Servicing Fee
                                         received for the related Distribution Date. No compensating interest will be paid in September 2006.

Optional Clean-up Call:                  The transaction has a 10% optional Clean-up call.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      3


Rating Agencies:                         Standard & Poor's Ratings Group and Moody's Investors
                                         Service, Inc.

Minimum Denomination:                    $25,000 with regard to each of the Principal Certificates.

Legal Investment:                        It is anticipated that Class 1A1, Class 2A1, Class 2A2,
                                         Class 2A3, Class 2A4, Class M-1, Class M-2, Class M-3 and
                                         Class M-4 will be SMMEA eligible.

ERISA Eligible:                          Underwriter's exemption is expected to apply to the Offered
                                         Certificates. However, prospective purchasers should
                                         consult their own counsel.

Tax Treatment:                           All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk
                                         interest carryover payments pursuant to the payment
                                         priorities in the transaction; which interest in certain
                                         basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                              The Offered Certificates will be offered pursuant to a
                                         prospectus supplemented by a prospectus supplement
                                         (together, the "Prospectus"). Complete information with
                                         respect to the Offered Certificates and the collateral
                                         securing them will be contained in the Prospectus. The
                                         information herein is qualified in its entirety by the
                                         information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the
                                         Offered Certificates may not be consummated unless the
                                         purchaser has received the Prospectus.

                                         PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF
                                         INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                         INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Class B-4 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 46.30%.


  -----------------------------------------------------------------------------
       Class      Initial Subordination Percentage    Step-Down Date Percentage
  -----------------------------------------------------------------------------
         A                     23.15%                           46.30%
  -----------------------------------------------------------------------------
        M-1                    19.35%                           38.70%
  -----------------------------------------------------------------------------
        M-2                    15.80%                           31.60%
  -----------------------------------------------------------------------------
        M-3                    13.70%                           27.40%
  -----------------------------------------------------------------------------
        M-4                    11.85%                           23.70%
  -----------------------------------------------------------------------------
        M-5                    10.15%                           20.30%
  -----------------------------------------------------------------------------
        M-6                     8.60%                           17.20%
  -----------------------------------------------------------------------------
        B-1                     7.20%                           14.40%
  -----------------------------------------------------------------------------
        B-2                     5.95%                           11.90%
  -----------------------------------------------------------------------------
        B-3                     4.80%                           9.60%
  -----------------------------------------------------------------------------
        B-4                     2.50%                           5.00%
  -----------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:




------------------------------------------------------------------------------------------------------------
        Distribution Date                          Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------
   September 2007 - August 2008     1.20% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 1.325% in October 2007)
------------------------------------------------------------------------------------------------------------
   September 2008 - August 2009     2.70% for the first month, plus an additional 1/12th of 1.550% for each month thereafter (e.g., approximately 2.829% in October 2008)
------------------------------------------------------------------------------------------------------------
   September 2009 - August 2010     4.25% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g., approximately 4.354% in October 2009)
------------------------------------------------------------------------------------------------------------
   September 2010 - August 2011     5.50% for the first month, plus an additional 1/12th of 0.650% for each month thereafter (e.g., approximately 5.554% in October 2010)
------------------------------------------------------------------------------------------------------------
   September 2011 and thereafter                                     6.15%
------------------------------------------------------------------------------------------------------------

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy), (ii), the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 2.70%, or (iii) if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.50% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Class 1A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap). In the event any Class 1A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A3 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A4 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A4 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A4 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

          (i)  concurrently,

               (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, (based on the accrued and unpaid interest distributable to the Class 1A1 Certificates), to the Class 1A1 Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for the Class 1A1 Certificates from prior Distribution Dates;

               (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

               provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause
               (A) or (B) above will be available to cover that shortfall;


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

        (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(b)  concurrently,

     (i) to the Class 1A1 Certificates, the Group I Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero; and

     (ii) to the Class 2A Certificates, the Group II Principal Distribution Amount, in the following order of priority:

               (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

               (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first, to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero and, then, to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (i) and
(ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection
(b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)  concurrently,

     (i) to the Class 1A1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage, until the certificate principal balance thereof has been reduced to zero; and

     (ii) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated in the following order of priority:

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (i) and
(ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (a) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection
(a), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the certificate principal balance of such each class has been reduced to zero; and

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the certificate principal balance of such each class has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A1 Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1, until its certificate principal balances has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount;

    (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount;

   (iii) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates, any Class 2A4 Basis Risk Carry Forward Amount to the Class 2A4 Certificates, pro rata based on their respective certificate principal balances;

    (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes; and

     (v) (A) from any available Interest Rate Corridor payments, concurrently to the Class A Certificates up to their respective unpaid Basis Risk Carry Forward Amounts (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the master servicing and trust agreement.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related certificate principal balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date;

    (ii) the principal portion of all partial and full prepayments received during the related prepayment period;

   (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date;

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

    (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 53.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 61.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 68.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 72.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

prior to such Distribution Date, over (y) the lesser of: (A) the product of
(i) 76.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of
(i) 88.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and
(K) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)

 Product                 No Penalty         1-12 Months           13-24 Months     25-36 Months         Total
------------------      -------------    ----------------    -------------------  --------------   ---------------
15 Year Fixed                      $0                  $0                     $0        $255,000          $255,000
2 Year ARM               $106,797,306         $19,424,513           $132,167,621    $221,629,204      $480,018,644
3 Year ARM                $46,326,402            $687,199             $2,203,195     $63,330,000      $112,546,797
30 Year Fixed             $17,177,291          $4,649,200               $499,954     $57,638,000       $79,964,445
------------------      -------------    ----------------    -------------------  --------------   ---------------
TOTAL(3)                 $170,301,000         $24,760,911           $134,870,770    $342,852,204      $672,784,886
==================      =============    ================    ===================  ==============   ===============


 Product                No Penalty         1-12 Months          13-24 Months       25-36 Months
------------------     -------------    ----------------    -------------------  ---------------
15 Year Fixed                   0.00%              0.00%                   0.00%          0.04%
2 Year ARM                     15.87%              2.89%                  19.64%         32.94%
3 Year ARM                      6.89%              0.10%                   0.33%          9.41%
30 Year Fixed                   2.55%              0.69%                   0.07%          8.57%
------------------     -------------    ----------------    -------------------- ---------------
TOTAL(3)                       25.31%              3.68%                  20.05%         50.96%
==================     =============    ================    ==================== ===============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.
(3)  Columns may not add up due to rounding.




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:

o    The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month and 6-month Forward LIBOR curves (as of close on July 28, 2005) are used

o    33% loss severity, 100% advancing of principal and interest

o    There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o    All Offered Certificates are priced at par

o All payments are assumed to be made on the 25th of the month regardless of business days

o Based on the collateral as of the Statistical Calculation Date rolled 1 month forward at 6% CPR

---------------------------------------------------------------------------------------------------------------------------------
                                                  First Dollar of Loss              LIBOR Flat                    0% Return
---------------------------------------------------------------------------------------------------------------------------------
    Class M-1      CDR (%)                                         56.73                      57.67                         58.94
                   Yield (%)                                      4.7818                     4.3148                        0.0277
                   WAL (years)                                      2.33                       2.25                          2.24
                   Modified Duration                                2.19                       2.12                          2.16
                   Principal Window                        Dec07 - Dec07              Nov07 - Nov07                 Nov07 - Nov07
                   Principal Writedown                 $2,328.99 (0.01%)        $278,615.16 (1.10%)        $2,729,351.23 (10.73%)
                   Total Collat Loss            $137,563,267.50 (20.55%)   $137,539,064.52 (20.55%)      $139,856,086.38 (20.90%)
---------------------------------------------------------------------------------------------------------------------------------
    Class M-2      CDR (%)                                         41.42                      41.57                         43.27
                   Yield (%)                                      4.8324                     4.3676                        0.0154
                   WAL (years)                                      2.91                       2.91                          2.82
                   Modified Duration                                2.70                       2.71                          2.68
                   Principal Window                        Jul08 - Jul08              Jul08 - Jul08                 Jun08 - Jun08
                   Principal Writedown                   $160.34 (0.00%)        $341,555.69 (1.44%)        $3,242,857.89 (13.65%)
                   Total Collat Loss            $117,378,877.20 (17.54%)   $117,693,400.47 (17.58%)      $120,075,789.83 (17.94%)
---------------------------------------------------------------------------------------------------------------------------------
    Class M-3      CDR (%)                                         34.29                      34.38                         35.41
                   Yield (%)                                      4.8418                     4.3733                        0.0592
                   WAL (years)                                      3.25                       3.25                          3.15
                   Modified Duration                                2.99                       2.99                          2.97
                   Principal Window                        Nov08 - Nov08              Nov08 - Nov08                 Oct08 - Oct08
                   Principal Writedown                $12,606.61 (0.09%)        $241,404.84 (1.72%)        $2,142,862.92 (15.25%)
                   Total Collat Loss            $105,664,043.85 (15.79%)   $105,872,517.65 (15.82%)      $107,320,212.15 (16.03%)
---------------------------------------------------------------------------------------------------------------------------------
    Class M-4      CDR (%)                                         28.81                      28.91                         29.75
                   Yield (%)                                      4.9858                     4.3959                        0.0511
                   WAL (years)                                      3.58                       3.58                          3.48
                   Modified Duration                                3.25                       3.26                          3.25
                   Principal Window                        Mar09 - Mar09              Mar09 - Mar09                 Feb09 - Feb09
                   Principal Writedown                 $3,726.31 (0.03%)        $285,331.21 (2.30%)        $2,142,101.28 (17.30%)
                   Total Collat Loss             $95,582,755.09 (14.28%)    $95,836,425.93 (14.32%)       $97,214,080.02 (14.52%)
---------------------------------------------------------------------------------------------------------------------------------
    Class M-5      CDR (%)                                         24.51                      24.60                         25.33
                   Yield (%)                                      4.9854                     4.3992                        0.0254
                   WAL (years)                                      3.83                       3.83                          3.72
                   Modified Duration                                3.46                       3.47                          3.45
                   Principal Window                        Jun09 - Jun09              Jun09 - Jun09                 May09 - May09
                   Principal Writedown                $23,024.03 (0.20%)        $299,692.46 (2.63%)        $2,128,076.33 (18.70%)
                   Total Collat Loss             $86,190,763.07 (12.88%)    $86,438,620.33 (12.91%)       $87,809,153.70 (13.12%)
---------------------------------------------------------------------------------------------------------------------------------




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

---------------------------------------------------------------------------------------------------------------------------------
                                                  First Dollar of Loss             LIBOR Flat                    0% Return
---------------------------------------------------------------------------------------------------------------------------------
    Class M-6      CDR (%)                                        20.95                       21.04                        21.67
                   Yield (%)                                     5.0948                      4.4490                       0.0716
                   WAL (years)                                     4.08                        4.08                         3.95
                   Modified Duration                               3.66                        3.67                         3.65
                   Principal Window                       Sep09 - Sep09               Sep09 - Sep09                Aug09 - Aug09
                   Principal Writedown                $4,210.36 (0.04%)         $302,509.46 (2.92%)       $2,076,201.85 (20.01%)
                   Total Collat Loss            $77,678,140.14 (11.61%)     $77,945,307.50 (11.65%)      $79,275,093.81 (11.84%)
---------------------------------------------------------------------------------------------------------------------------------
    Class B-1      CDR (%)                                        18.02                       18.16                        18.69
                   Yield (%)                                     5.5815                      4.4560                       0.0907
                   WAL (years)                                     4.33                        4.33                         4.18
                   Modified Duration                               3.81                        3.82                         3.81
                   Principal Window                       Dec09 - Dec09               Dec09 - Dec09                Nov09 - Nov09
                   Principal Writedown               $18,637.92 (0.20%)         $517,167.44 (5.52%)       $2,176,206.50 (23.23%)
                   Total Collat Loss            $70,081,407.36 (10.47%)     $70,525,810.10 (10.54%)      $71,753,075.34 (10.72%)
---------------------------------------------------------------------------------------------------------------------------------
    Class B-2      CDR (%)                                        15.64                       15.78                        16.20
                   Yield (%)                                     5.7693                      4.4849                       0.0583
                   WAL (years)                                     4.50                        4.49                         4.39
                   Modified Duration                               3.92                        3.94                         3.99
                   Principal Window                       Feb10 - Feb10               Feb10 - Feb10                Feb10 - Feb10
                   Principal Writedown                $5,395.97 (0.06%)         $534,775.59 (6.39%)       $2,114,532.60 (25.28%)
                   Total Collat Loss             $63,099,034.48 (9.43%)      $63,569,735.21 (9.50%)       $64,972,851.39 (9.71%)
---------------------------------------------------------------------------------------------------------------------------------
    Class B-3      CDR (%)                                        13.60                       13.79                        14.15
                   Yield (%)                                     6.1618                      4.4269                       0.0093
                   WAL (years)                                     4.75                        4.64                         4.50
                   Modified Duration                               4.06                        4.02                         4.06
                   Principal Window                       May10 - May10               Apr10 - Apr10                Apr10 - Apr10
                   Principal Writedown               $33,647.83 (0.44%)         $708,115.19 (9.20%)       $2,163,724.51 (28.11%)
                   Total Collat Loss             $57,071,230.91 (8.53%)      $57,423,400.47 (8.58%)       $58,689,712.63 (8.77%)
---------------------------------------------------------------------------------------------------------------------------------






This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


  Distribution Period   Distribution     Available Funds Cap     Group I Available    Group II Available    Effective Available
       (months)             Date                (%)                Funds Cap (%)         Funds Cap (%)          Funds Cap (%)
  -------------------   -------------    -------------------     -----------------    ------------------    -------------------
           1              25-Sep-05           6.51147                6.51465              6.51014               10.00000
           2              25-Oct-05           6.51768                6.52087              6.51635               10.00000
           3              25-Nov-05           6.31370                6.31679              6.31241               10.00000
           4              25-Dec-05           6.53085                6.53405              6.52952               10.00000
           5              25-Jan-06           6.32688                6.32998              6.32559               10.00000
           6              25-Feb-06           6.33380                6.33691              6.33251               10.00000
           7              25-Mar-06           7.02034                7.02379              7.01891               10.00000
           8              25-Apr-06           6.34836                6.35147              6.34706               10.00000
           9              25-May-06           6.56787                6.57110              6.56653               10.00000
           10             25-Jun-06           6.36392                6.36705              6.36262               10.00000
           11             25-Jul-06           6.58451                6.58775              6.58316               10.00000
           12             25-Aug-06           6.38057                6.38371              6.37926               10.00000
           13             25-Sep-06           6.38933                6.39248              6.38802               10.00000
           14             25-Oct-06           6.61167                6.61493              6.61031               10.00000
           15             25-Nov-06           6.40776                6.41093              6.40645               10.00000
           16             25-Dec-06           6.63139                6.63466              6.63002               10.00000
           17             25-Jan-07           6.42752                6.43070              6.42619               10.00000
           18             25-Feb-07           6.43792                6.44110              6.43659               10.00000
           19             25-Mar-07           7.13962                7.14316              7.13815               10.00000
           20             25-Apr-07           6.45984                6.46305              6.45851               10.00000
           21             25-May-07           7.46016                7.61629              7.39525               10.00000
           22             25-Jun-07           8.00020                7.88149              8.04956               10.00000
           23             25-Jul-07           8.28441                8.16139              8.33555               10.00000
           24             25-Aug-07           8.03476                7.91537              8.08441               10.00000
           25             25-Sep-07           8.05300                7.93325              8.10281               10.00000
           26             25-Oct-07           8.34099                8.21686              8.39263               10.00000
           27             25-Nov-07           8.47326                8.42797              8.49210               10.00000
           28             25-Dec-07           9.18105                8.99195              9.25972               10.00000
           29             25-Jan-08           8.91034                8.73043              8.98520               10.00000
           30             25-Feb-08           8.93517                8.75462              9.01031               10.00000
           31             25-Mar-08           9.57896                9.38523              9.65959               10.00000
           32             25-Apr-08           8.98775                8.80582              9.06348               10.00000
           33             25-May-08          10.06361                9.93540             10.11698               10.06361
           34             25-Jun-08          10.20677               10.00761             10.28967               10.20677
           35             25-Jul-08          10.58453               10.37980             10.66977               10.58453
           36             25-Aug-08          10.28006               10.08102             10.36293               10.28006
           37             25-Sep-08          10.31851               10.11853             10.40178               10.31851
           38             25-Oct-08          10.36432               10.16380             10.44783               10.36432
           39             25-Nov-08          10.46510               10.34053             10.51698               10.46510
           40             25-Dec-08          11.22866               10.99274             11.32693               11.22866
           41             25-Jan-09          10.86718               10.64071             10.96151               10.86718
           42             25-Feb-09          10.86714               10.64069             10.96148               10.86714
           43             25-Mar-09          12.03144               11.78074             12.13588               12.03144
           44             25-Apr-09          10.86707               10.64065             10.96141               10.86707
           45             25-May-09          11.78783               11.62161             11.85709               11.78783
           46             25-Jun-09          11.80820               11.54363             11.91845               11.80820
           47             25-Jul-09          12.20253               11.93104             12.31567               12.20253




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  Distribution Period   Distribution     Available Funds Cap     Group I Available    Group II Available    Effective Available
       (months)             Date                (%)                Funds Cap (%)         Funds Cap (%)          Funds Cap (%)
  -------------------   -------------    -------------------     -----------------    ------------------    -------------------
           48             25-Aug-09          11.80884                 11.54612            11.91833               11.80884
           49             25-Sep-09          11.80878                 11.54608            11.91828               11.80878
           50             25-Oct-09          12.20234                 11.93090            12.31549               12.20234
           51             25-Nov-09          11.96911                 11.69776            12.08223               11.96911
           52             25-Dec-09          12.38640                 12.13866            12.48969               12.38640
           53             25-Jan-10          11.98750                 11.74959            12.08670               11.98750
           54             25-Feb-10          11.98740                 11.74950            12.08660               11.98740
           55             25-Mar-10          13.27166                 13.00828            13.38149               13.27166
           56             25-Apr-10          11.98720                 11.74933            12.08641               11.98720
           57             25-May-10          12.55235                 12.29765            12.65857               12.55235
           58             25-Jun-10          12.16576                 11.95093            12.25536               12.16576
           59             25-Jul-10          12.57189                 12.35001            12.66442               12.57189
           60             25-Aug-10          12.16693                 11.95232            12.25642               12.16693
           61             25-Sep-10          12.16751                 11.95301            12.25696               12.16751
           62             25-Oct-10          12.57370                 12.35217            12.66607               12.57370
           63             25-Nov-10          12.16869                 11.95442            12.25803               12.16869
           64             25-Dec-10          12.57492                 12.35363            12.66719               12.57492
           65             25-Jan-11          12.16987                 11.95584            12.25911               12.16987
           66             25-Feb-11          12.17047                 11.95655            12.25966               12.17047
           67             25-Mar-11          13.47511                 13.23840            13.57380               13.47511
           68             25-Apr-11          12.17167                 11.95798            12.26075               12.17167
           69             25-May-11          12.57801                 12.35733            12.67001               12.57801
           70             25-Jun-11          12.17288                 11.95943            12.26185               12.17288
           71             25-Jul-11          12.57927                 12.35883            12.67116               12.57927
           72             25-Aug-11          12.17410                 11.96089            12.26297               12.17410
           73             25-Sep-11          12.17471                 11.96162            12.26353               12.17471
           74             25-Oct-11          12.58117                 12.36110            12.67289               12.58117
           75             25-Nov-11          12.17594                 11.96310            12.26465               12.17594
           76             25-Dec-11          12.58245                 12.36263            12.67406               12.58245
           77             25-Jan-12          12.17719                 11.96458            12.26579               12.17719
           78             25-Feb-12          12.15541                 11.94292            12.24395               12.15541
           79             25-Mar-12          13.00417                 12.77717            13.09876               13.00417
           80             25-Apr-12          12.17526                 11.96303            12.26370               12.17526
           81             25-May-12          12.59182                 12.37264            12.68315               12.59182
           82             25-Jun-12          12.19631                 11.98432            12.28464               12.19631
           83             25-Jul-12          12.61421                 12.39529            12.70542               12.61421
           84             25-Aug-12          12.21862                 12.00688            12.30683               12.21862
           85             25-Sep-12          12.23027                 12.01866            12.31843               12.23027
           86             25-Oct-12          12.65034                 12.43181            12.74138               12.65034
           87             25-Nov-12          12.25462                 12.04326            12.34266               12.25462
           88             25-Dec-12          12.67625                 12.45798            12.76717               12.67625
           89             25-Jan-13          12.28044                 12.06934            12.36837               12.28044
           90             25-Feb-13          12.29393                 12.08295            12.38180               12.29393
           91             25-Mar-13          13.62652                 13.39308            13.72375               13.62652
           92             25-Apr-13          12.32213                 12.11142            12.40989               12.32213
           93             25-May-13          12.74810                 12.53050            12.83873               12.74810
           94             25-Jun-13          12.35206                 12.14160            12.43970               12.35206




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  Distribution Period   Distribution     Available Funds Cap     Group I Available    Group II Available    Effective Available
       (months)             Date                (%)                Funds Cap (%)         Funds Cap (%)          Funds Cap (%)
  -------------------   -------------    -------------------     -----------------    ------------------    -------------------
           95             25-Jul-13          12.77995                 12.56262            12.87046               12.77995
           96             25-Aug-13          12.38380                 12.17361            12.47133               12.38380
           97             25-Sep-13          12.40040                 12.19034            12.48787               12.40040
           98             25-Oct-13          12.83141                 12.61449            12.92174               12.83141
           99             25-Nov-13          12.43511                 12.22531            12.52246               12.43511
          100             25-Dec-13          12.88896                 12.67170            12.97941               12.88896
          101             25-Jan-14          12.51635                 12.30552            12.60412               12.51635
          102             25-Feb-14          12.56115                 12.34971            12.64917               12.56115
          103             25-Mar-14          13.95850                 13.72371            14.05624               13.95850
          104             25-Apr-14          12.65600                 12.44326            12.74455               12.65600
          105             25-May-14          13.12974                 12.90920            13.22154               13.12974
          106             25-Jun-14          12.75838                 12.54422            12.84751               12.75838
          107             25-Jul-14          13.23970                 13.01763            13.33213               13.23970
          108             25-Aug-14          12.86902                 12.65331            12.95879               12.86902
          109             25-Sep-14          12.92769                 12.71116            13.01780               12.92769
          110             25-Oct-14          13.42170                 13.19706            13.51519               13.42170
          111             25-Nov-14          13.05230                 12.83400            13.14314               13.05230
          112             25-Dec-14          13.55576                 13.32920            13.65004               13.55576
          113             25-Jan-15          13.18742                 12.96719            13.27907               13.18742
          114             25-Feb-15          13.25928                 13.03800            13.35135               13.25928
          115             25-Mar-15          14.76285                 14.51666            14.86528               14.76285
          116             25-Apr-15          13.41233                 13.18883            13.50531               13.41233
          117             25-May-15          13.94366                 13.71148            14.04025               13.94366
          118             25-Jun-15          13.57899                 13.35305            13.67298               13.57899
          119             25-Jul-15          14.12350                 13.88868            14.22119               14.12350
          120             25-Aug-15          13.76083                 13.53220            13.85593               13.76083






This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)


Scheduled Principal Balance:                                       $672,784,886
Number of Mortgage Loans:                                                 2,602
Average Scheduled Principal Balance:                                   $258,565
Interest-Only Loans:                                                       100%
Weighted Average Gross Coupon:                                           6.821%
Weighted Average Net Coupon: (2)                                         6.314%
Weighted Average Original FICO Score:                                       667
Weighted Average Original LTV Ratio:                                     81.89%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         24
Weighted Average Gross Margin: (3)                                        5.64%
Weighted Average Initial Rate Cap: (3)                                    2.00%
Weighted Average Periodic Rate Cap: (3)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                        12.82%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.


                   Distribution by Current Principal Balance

                                                                                   Weighted
                                                         Pct. Of Pool    Weighted     Avg
 Current Principal        Number of        Principal     By Principal   Avg. Gross  Current
       Balance              Loans           Balance        Balance       Coupon       FICO
--------------------------------------------------------------------------------------------------------

 $50,001 - $75,000            25           $1,691,446        0.25%        7.873%       661
 $75,001 - $100,000          114           10,217,415        1.52         7.381        663
 $100,001 - $125,000         180           20,296,560        3.02         7.187        659
 $125,001 - $150,000         244           33,617,807        5.00         7.078        668
 $150,001 - $200,000         459           80,648,432       11.99         7.043        663
 $200,001 - $250,000         404           91,016,970       13.53         6.933        668
 $250,001 - $300,000         363           99,418,486       14.78         6.836        668
 $300,001 - $350,000         264           86,232,858       12.82         6.590        666
 $350,001 - $400,000         195           73,200,520       10.88         6.684        669
 $400,001 - $450,000         129           54,666,156        8.13         6.599        668
 $450,001 - $500,000          90           42,830,039        6.37         6.742        665
 $500,001 - $550,000          48           25,220,260        3.75         6.716        669
 $550,001 - $600,000          51           29,586,373        4.40         6.792        669
 $600,001 - $650,000          15            9,420,260        1.40         6.713        681
 $650,001 - $700,000          10            6,671,379        0.99         6.635        653
 $700,001 - $750,000          11            8,049,924        1.20         6.588        687
--------------------------------------------------------------------------------------------------------
 Total:                    2,602         $672,784,886      100.00%        6.821%       667
========================================================================================================

                                                 Weighted          Weighted
                                  Avg.             Avg.              Avg.
  Current Principal             Principal        Original          Combined         Pct. Full         Pct. Owner
      Balance                    Balance           LTV               LTV               Doc             Occupied
---------------------------------------------------------------------------------------------------------------------
 $50,001 - $75,000               $67,658          72.84%            72.84%            72.39%            96.23%
 $75,001 - $100,000               89,626          78.35             82.78             67.93             98.23
 $100,001 - $125,000             112,759          80.96             86.57             69.14             99.48
 $125,001 - $150,000             137,778          81.25             87.03             62.08             97.01
 $150,001 - $200,000             175,705          80.12             85.45             61.23             97.17
 $200,001 - $250,000             225,290          81.35             86.41             62.82             98.83
 $250,001 - $300,000             273,880          82.02             87.09             57.86             98.62
 $300,001 - $350,000             326,640          80.90             85.75             63.59             99.26
 $350,001 - $400,000             375,387          83.18             88.58             56.33             98.45
 $400,001 - $450,000             423,769          82.93             88.14             60.54             99.25
 $450,001 - $500,000             475,889          83.72             86.98             55.78             97.69
 $500,001 - $550,000             525,422          86.56             90.67             60.30             95.78
 $550,001 - $600,000             580,125          83.62             88.17             66.87             96.05
 $600,001 - $650,000             628,017          82.19             82.19             66.73            100.00
 $650,001 - $700,000             667,138          81.01             81.01             90.13            100.00
 $700,001 - $750,000             731,811          77.30             77.30             82.14            100.00
---------------------------------------------------------------------------------------------------------------------
 Total:                          $258,565         81.89%            86.69%            61.55%            98.29%
=====================================================================================================================





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Current Rate

                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
                Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Current Rate      Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------

 4.51 - 5.00%       26         $9,659,790       1.44%     4.957%        677         $371,530        81.21%         84.74%
 5.01 - 5.50%       96         32,080,795       4.77      5.266         682          334,175        80.41          87.53
 5.51 - 6.00%      221         65,661,374       9.76      5.834         675          297,110        79.52          85.49
 6.01 - 6.50%      485        139,827,357      20.78      6.326         680          288,304        80.22          85.76
 6.51 - 7.00%      750        190,683,297      28.34      6.790         667          254,244        81.50          86.09
 7.01 - 7.50%      495        116,962,601      17.38      7.269         656          236,288        82.72          87.37
 7.51 - 8.00%      324         72,829,534      10.83      7.760         655          224,783        84.58          88.37
 8.01 - 8.50%      105         21,891,232       3.25      8.282         653          208,488        86.75          90.84
 8.51 - 9.00%       69         15,126,519       2.25      8.802         650          219,225        88.78          89.65
 9.01% & Above      31          8,062,386       1.20      9.925         648          260,077        83.83          83.83
----------------------------------------------------------------------------------------------------------------------------
 Total:          2,602       $672,784,886     100.00%     6.821%        667          $258,565       81.89%         86.69%
============================================================================================================================


                               Pct. Owner
Current Rate    Pct. Full Doc   Occupied
--------------------------------------------

 4.51 - 5.00%      88.37%        100.00%
 5.01 - 5.50%      90.30          98.78
 5.51 - 6.00%      82.77         100.00
 6.01 - 6.50%      69.61          99.04
 6.51 - 7.00%      63.18          98.33
 7.01 - 7.50%      51.98          98.43
 7.51 - 8.00%      42.41          96.88
 8.01 - 8.50%      29.72          95.70
 8.51 - 9.00%      25.15          93.64
 9.01% & Above     30.39          93.28
--------------------------------------------
 Total:            61.55%         98.29%
============================================




                             Distribution by FICO


                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
                Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
   Fico           Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------

 800 - 819         6            $905,927       0.13%       7.227%       804          $150,988        68.71%        78.07%
 780 - 799         11          3,501,814       0.52        6.288        788           318,347        79.43         81.92
 760 - 779         42          11,080,205      1.65        6.395        768           263,814        81.45         89.96
 740 - 759         73          19,915,818      2.96        6.464        749           272,819        78.12         83.59
 720 - 739         125         34,838,722      5.18        6.454        730           278,710        81.42         86.94
 700 - 719         178         47,365,759      7.04        6.545        709           266,100        81.82         88.45
 680 - 699         316         85,252,410      12.67       6.510        689           269,786        82.33         88.90
 660 - 679         500        128,945,738      19.17       6.766        668           257,891        82.47         86.37
 640 - 659         680        169,718,183      25.23       7.004        649           249,586        82.27         86.51
 620 - 639         671        171,260,310      25.46       7.064        629           255,231        81.57         85.75
----------------------------------------------------------------------------------------------------------------------------
 Total:            2,602     $672,784,886     100.00%      6.821%       667          $258,565        81.89%        86.69%
============================================================================================================================


                              Pct. Owner
   Fico        Pct. Full Doc   Occupied
-------------------------------------------

 800 - 819         53.21%       100.00%
 780 - 799         63.44        100.00
 760 - 779         65.57         97.26
 740 - 759         61.91         97.51
 720 - 739         58.78         98.50
 700 - 719         64.44         97.98
 680 - 699         56.53         96.30
 660 - 679         66.86         99.43
 640 - 659         59.72         98.31
 620 - 639         61.33         98.58
-------------------------------------------
 Total:            61.55%        98.29%
===========================================







                         Distribution by Original LTV


                                                                                                                    Weighted
                                            Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
                 Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Original LTV       Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
--------------------------------------------------------------------------------------------------------------------------------
 30.00% & Below       9        $1,139,525       0.17%        7.261%        685         $126,614        26.50%        26.50%
 30.01 - 40.00%      15         2,143,135       0.32         6.609         667          142,876        36.57         36.57
 40.01 - 50.00%      34         6,906,886       1.03         6.841         666          203,144        46.25         46.25
 50.01 - 60.00%      80        17,561,970       2.61         6.741         667          219,525        56.34         56.34
 60.01 - 70.00%     142        34,533,345       5.13         6.478         668          243,193        66.00         66.00
 70.01 - 80.00%   1,067       274,090,797      40.74         6.638         670          256,880        78.68         90.37
 80.01 - 85.00%     309        91,914,064      13.66         6.747         667          297,457        83.78         83.85
 85.01 - 90.00%     735       187,141,486      27.82         7.035         661          254,614        89.23         89.30
 90.01 - 95.00%     211        57,353,678       8.52         7.341         670          271,818        94.77         94.77
--------------------------------------------------------------------------------------------------------------------------------
 Total:           2,602      $672,784,886     100.00%        6.821%        667         $258,565        81.89         86.69%
================================================================================================================================


                                 Pct. Owner
Original LTV      Pct. Full Doc   Occupied
---------------------------------------------------
 30.00% & Below      94.73%        100.00%
 30.01 - 40.00%      89.67         100.00
 40.01 - 50.00%      81.28         100.00
 50.01 - 60.00%      71.85          99.15
 60.01 - 70.00%      72.80          99.45
 70.01 - 80.00%      47.26          99.20
 80.01 - 85.00%      75.67          96.05
 85.01 - 90.00%      77.33          97.56
 90.01 - 95.00%      41.70          98.72
---------------------------------------------------
 Total:              61.55%         98.29%
===================================================







                         Distribution by Document Type

                                                                                                                    Weighted
                                            Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
                 Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Document Type      Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
--------------------------------------------------------------------------------------------------------------------------------
Full Doc           1,617     $414,100,896      61.55%         6.605%       667          $256,092       81.69%         84.33%
Limited Doc          222       56,721,775       8.43          6.862        666           255,503       82.38          86.35
Stated Doc           763      201,962,216      30.02          7.253        667           264,695       82.17          91.61
--------------------------------------------------------------------------------------------------------------------------------
Total:             2,602     $672,784,886     100.00%         6.821%       667          $258,565       81.89%         86.69%
================================================================================================================================


                                Pct. Owner
Document Type    Pct. Full Doc   Occupied
--------------------------------------------------
Full Doc           100.00%        98.45%
Limited Doc          0.00         96.98
Stated Doc           0.00         98.35
--------------------------------------------------
Total:              61.55%        98.29%
==================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Loan Purpose


                                                                                                                    Weighted
                                            Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
  Loan           Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 Purpose           Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refi       1,709      $449,616,939     66.83%        6.859%        663          $263,088       81.72%         82.20%
Purchase             740       188,421,407     28.01         6.783         675           254,624       82.39          97.77
Rate/term Refi       153        34,746,540      5.16         6.539         674           227,102       81.44          84.58
---------------------------------------------------------------------------------------------------------------------------------
Total:             2,602      $672,784,886    100.00%        6.821%        667          $258,565       81.89%         86.69%
=================================================================================================================================



  Loan                          Pct. Owner
 Purpose         Pct. Full Doc   Occupied
--------------------------------------------------
Cashout Refi        72.77%         98.64%
Purchase            31.36          98.15
Rate/term Refi      80.10          94.63
--------------------------------------------------
Total:              61.55%         98.29%
==================================================



                       Distribution by Occupancy Status

                                                                                                                    Weighted
                                            Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
 Occupancy      Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 Status           Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
 Non Owner            12      $2,584,956         0.38%       7.411%        673         $215,413        81.27%         81.27%
 Owner Occupied    2,556     661,309,374        98.29        6.811         667          258,728        81.84          86.72
 Second Home          34       8,890,556         1.32        7.406         674          261,487        85.74          85.74
----------------------------------------------------------------------------------------------------------------------------------
 Total:            2,602    $672,784,886       100.00%       6.821%        667         $258,565        81.89%         86.69%
==================================================================================================================================


 Occupancy                     Pct. Owner
 Status         Pct. Full Doc   Occupied
--------------------------------------------------
 Non Owner          63.52%         0.00%
 Owner Occupied     61.65        100.00
 Second Home        53.91          0.00
--------------------------------------------------
 Total:             61.55%        98.29%
==================================================


                         Distribution by Property Type

                                                                                                                    Weighted
                                           Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
 Property       Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
  Type            Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
 2-4 Family        134       $44,108,691       6.56%        7.012%        666        $329,169         81.22%         85.01%
 Condo             219        45,639,022       6.78         6.891         673         208,397         82.69          91.10
 Pud               226        58,448,880       8.69         6.852         667         258,623         84.41          92.58
 Single Family   2,023       524,588,293      77.97         6.795         667         259,312         81.60          85.79
---------------------------------------------------------------------------------------------------------------------------------
 Total:          2,602      $672,784,886     100.00%        6.821%        667         $258,565        81.89%         86.69%
=================================================================================================================================



 Property                      Pct. Owner
  Type          Pct. Full Doc   Occupied
------------------------------------------------
 2-4 Family        55.30%         94.46%
 Condo             54.90          95.89
 Pud               49.45          99.49
 Single Family     64.00          98.69
------------------------------------------------
 Total:            61.55%         98.29%
================================================


                             Distribution by State

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
                    Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 State                Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
-----------------------------------------------------------------------------------------------------------------------------------
 CA - Southern       609         $195,697,346        29.09%     6.607%       667           $321,342      80.05%          85.63%
 CA - Northern       329          113,429,989        16.86      6.468        674            344,772      81.30           86.29
 FL                  323           66,119,970         9.83      7.037        665            204,706      84.10           89.81
 NY                  115           40,364,063         6.00      6.962        663            350,992      81.68           85.08
 MD                  113           27,160,652         4.04      7.061        661            240,360      84.28           86.38
 NJ                  82            21,973,509         3.27      7.358        669            267,970      80.69           83.34
 AZ                  116           20,328,776         3.02      6.976        666            175,248      83.07           90.16
 NV                  80            19,076,765         2.84      7.185        660            238,460      83.62           90.05
 MA                  69            18,064,355         2.69      6.232        667            261,802      82.47           83.80
 WA                  74            17,978,234         2.67      6.889        666            242,949      83.28           85.05
 Other               692           132,591,228       19.71      7.144        665            191,606      83.09           87.73
-----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,602        $672,784,886     100.00%      6.821%       667           $258,565      81.89%          86.69%
===================================================================================================================================


                                    Pct. Owner
 State               Pct. Full Doc   Occupied
-----------------------------------------------
 CA - Southern          57.82%         98.82%
 CA - Northern          65.00          99.25
 FL                     56.92          96.86
 NY                     63.34         100.00
 MD                     76.64          99.65
 NJ                     66.14          97.16
 AZ                     56.95          96.96
 NV                     44.94          91.49
 MA                     70.20          96.82
 WA                     73.47          97.44
 Other                  62.31          98.30
-----------------------------------------------
 Total:                 61.55%         98.29%
===============================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Zip Code


                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
                    Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 Zip Code             Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
-----------------------------------------------------------------------------------------------------------------------------------
 94565                 9         $3,436,997       0.51%         6.096%        655          $381,889       82.43%         89.46%
 92114                 8          2,908,395       0.43          6.979         672           363,549       79.94          82.34
 92592                 6          2,662,600       0.40          6.402         661           443,767       87.41          91.59
 91342                 7          2,473,097       0.37          6.339         666           353,300       83.21          91.64
 92021                 6          2,392,000       0.36          7.262         652           398,667       83.93          91.72
 95376                 6          2,307,741       0.34          6.600         689           384,624       78.24          89.93
 94591                 6          2,205,200       0.33          5.892         671           367,533       84.13          84.13
 11236                 5          2,169,760       0.32          7.734         641           433,952       82.92          82.92
 90280                 7          2,115,200       0.31          6.021         674           302,171       77.15          85.81
 94544                 5          2,053,690       0.31          6.392         702           410,738       82.91          91.16
 Other             2,537        648,060,207      96.33          6.831         667           255,444       81.88          86.63
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            2,602       $672,784,886     100.00%         6.821%        667          $258,565       81.89%         86.69%
===================================================================================================================================




                                      Pct. Owner
Zip Code               Pct. Full Doc   Occupied
-------------------------------------------------
94565                    46.63%         100.00%
92114                    49.64          100.00
92592                    79.09          100.00
91342                    50.14          100.00
92021                    24.64          100.00
95376                    44.89          100.00
94591                   100.00          100.00
11236                    79.24          100.00
90280                    68.88          100.00
94544                    38.20          100.00
Other                    61.71           98.23
--------------------------------------------------
Total:                   61.55%          98.29%
==================================================


                 Distribution by Remaining Months to Maturity

                                                                                                                       Weighted
                                            Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
Remaining Months  Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 To Maturity        Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
-----------------------------------------------------------------------------------------------------------------------------------
 121 - 180             1           $255,000      0.04%      7.850%        623           $255,000      85.00%            85.00%
 301 - 360         2,601        672,529,886     99.96       6.820         667            258,566      81.89             86.69
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            2,602       $672,784,886    100.00%      6.821%        667           $258,565      81.89%            86.69%
===================================================================================================================================



Remaining Months                   Pct. Owner
 To Maturity        Pct. Full Doc   Occupied
-----------------------------------------------
 121 - 180           0.00%          100.00%
 301 - 360          61.57            98.29
-----------------------------------------------
 Total:              61.55%          98.29%
===============================================




                       Distribution by Amortization Type

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
Amortization        Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
    Type              Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
--------------------------------------------------------------------------------------------------------------------------------
 15 Year Fixed           1          $255,000      0.04%         7.850%       623         $255,000         85.00%         85.00%
 2 YEAR ARM          1,800       480,018,644     71.35          6.850        663          266,677         82.60          87.81
 3 YEAR ARM            449       112,546,797     16.73          6.717        667          250,661         82.43          88.32
 30 Year Fixed         352        79,964,445     11.89          6.787        688          227,172         76.88          77.65
--------------------------------------------------------------------------------------------------------------------------------
 Total:              2,602       $672,784,886    100.00%        6.821%       667          $258,565        81.89%         86.69%
================================================================================================================================


Amortization                              Pct. Owner
    Type                   Pct. Full Doc   Occupied
------------------------------------------------------
 15 Year Fixed                0.00%         100.00%
 2 YEAR ARM                  58.13           97.98
 3 YEAR ARM                  61.04           98.70
 30 Year Fixed               82.99           99.58
------------------------------------------------------
 Total:                      61.55%          98.29%
======================================================


                        Distribution by Prepayment Term

                                                                                                                       Weighted
 Prepayment                                    Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
    Term            Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
  (Months)            Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
 0                      678    $170,301,000      25.31%         7.143%       666          $251,181        82.46%         86.75%
 12                      88      24,760,911       3.68          7.003        668           281,374        81.34          88.88
 24                     508     134,870,770      20.05          6.739        668           265,494        83.08          94.27
 30                       2         435,500       0.06          7.291        684           217,750        92.11          92.11
 36                   1,326     342,416,704      50.90          6.679        667           258,233        81.17          83.50
---------------------------------------------------------------------------------------------------------------------------------
 Total:               2,602    $672,784,886     100.00%         6.821%       667          $258,565        81.89%         86.69%
=================================================================================================================================



 Prepayment
    Term                                 Pct. Owner
  (Months)                Pct. Full Doc   Occupied
----------------------------------------------------
 0                         62.17%          98.24%
 12                        47.53          100.00
 24                        37.28           97.17
 30                       100.00          100.00
 36                        71.76           98.64
----------------------------------------------------
 Total:                    61.55%          98.29%
====================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Periodic Cap

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
                    Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Periodic Cap          Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
-------------------------------------------------------------------------------------------------------------------------------
 N/A                  353        $80,219,445      11.92%        6.791%       688           $227,251      76.90%         77.68%
 1.00 - 1.49%       2,249        592,565,441      88.08         6.825        664            263,480      82.57          87.91
-------------------------------------------------------------------------------------------------------------------------------
 Total:             2,602        $672,784,886     100.00%       6.821%       667           $258,565      81.89%         86.69%
===============================================================================================================================


                                           Pct. Owner
Periodic Cap                Pct. Full Doc   Occupied
------------------------------------------------------
 N/A                          82.73%          99.58%
 1.00 - 1.49%                 58.68           98.12
------------------------------------------------------
 Total:                       61.55%          98.29%
======================================================


                     Distribution by Months to Rate Reset

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
Months to           Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Rate Reset            Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
 N/A                  353        $80,219,445      11.92%        6.791%        688          $227,251       76.90%         77.68%
 11 - 20               20          7,570,883       1.13         5.050         675           378,544       81.82          88.61
 21 - 30            1,785        473,797,990      70.42         6.881         663           265,433       82.59          87.84
 31 - 40              444        111,196,568      16.53         6.709         667           250,443       82.53          88.15
---------------------------------------------------------------------------------------------------------------------------------
 Total:             2,602       $672,784,886     100.00%        6.821%        667          $258,565       81.89%         86.69%
=================================================================================================================================


Months to                               Pct. Owner
Rate Reset               Pct. Full Doc   Occupied
---------------------------------------------------
 N/A                        82.73%         99.58%
 11 - 20                    82.12         100.00
 21 - 30                    57.59          97.94
 31 - 40                    61.75          98.74
---------------------------------------------------
 Total:                     61.55%         98.29%
===================================================


                     Distribution by Maximum Lifetime Rate

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
   Maximum          Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Lifetime Rate         Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
 N/A                353         $80,219,445       11.92%        6.791%       688          $227,251        76.90%         77.68%
 10.50 - 10.99%      15           5,138,326        0.76         4.919        674           342,555        80.64          80.80
 11.00 - 11.49%      93          32,176,347        4.78         5.202        679           345,982        80.04          87.47
 11.50 - 11.99%     179          53,894,250        8.01         5.801        672           301,085        79.41          85.93
 12.00 - 12.49%     351         103,580,962       15.40         6.265        676           295,102        81.21          87.94
 12.50 - 12.99%     692         182,058,202       27.06         6.755        664           263,090        82.31          87.48
 13.00 - 13.49%     404          96,764,657       14.38         7.226        657           239,516        82.56          88.26
 13.50 - 13.99%     330          76,472,282       11.37         7.708        653           231,734        85.75          89.40
 14.00 - 14.49%      82          17,879,475        2.66         8.225        656           218,042        87.34          92.57
 14.50 - 14.99%      73          16,603,827        2.47         8.748        647           227,450        88.94          89.43
 15.00 - 15.49%      13           3,357,700        0.50         9.218        660           258,285        88.56          88.56
 15.50 - 15.99%      11           2,787,618        0.41         9.811        638           253,420        77.20          77.20
 16.00% & Above       6           1,851,795        0.28        11.350        654           308,632        88.18          88.18
----------------------------------------------------------------------------------------------------------------------------------
 Total:           2,602        $672,784,886      100.00%        6.821%       667          $258,565        81.89%         86.69%
==================================================================================================================================


   Maximum                              Pct. Owner
Lifetime Rate            Pct. Full Doc   Occupied
---------------------------------------------------
 N/A                        82.73%         99.58%
 10.50 - 10.99%             83.61         100.00
 11.00 - 11.49%             93.37          98.79
 11.50 - 11.99%             82.60         100.00
 12.00 - 12.49%             67.87          99.56
 12.50 - 12.99%             61.02          97.94
 13.00 - 13.49%             50.05          98.45
 13.50 - 13.99%             37.98          96.90
 14.00 - 14.49%             21.69          93.45
 14.50 - 14.99%             23.93          94.20
 15.00 - 15.49%             33.88          83.87
 15.50 - 15.99%             37.29         100.00
 16.00% & Above              0.00         100.00
---------------------------------------------------
 Total:                     61.55%         98.29%
===================================================



                     Distribution by Minimum Lifetime Rate

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
   Minimum          Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Lifetime Rate         Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------------
 N/A                353          $80,219,445       11.92%        6.791%       688           $227,251      76.90%         77.68%
 4.50 - 4.99%        15            5,138,326        0.76         4.919        674           342,555       80.64          80.80
 5.00 - 5.49%        93           32,176,347        4.78         5.202        679           345,982       80.04          87.47
 5.50 - 5.99%       179           53,894,250        8.01         5.801        672           301,085       79.41          85.93
 6.00 - 6.49%       351          103,580,962       15.40         6.265        676           295,102       81.21          87.94
 6.50 - 6.99%       692          182,058,202       27.06         6.755        664           263,090       82.31          87.48
 7.00 - 7.49%       404           96,764,657       14.38         7.226        657           239,516       82.56          88.26
 7.50 - 7.99%       330           76,472,282       11.37         7.708        653           231,734       85.75          89.40
 8.00 - 8.49%        82           17,879,475        2.66         8.225        656           218,042       87.34          92.57
 8.50 - 8.99%        73           16,603,827        2.47         8.748        647           227,450       88.94          89.43
 9.00 - 9.49%        13            3,357,700        0.50         9.218        660           258,285       88.56          88.56
 9.50 - 9.99%        11            2,787,618        0.41         9.811        638           253,420       77.20          77.20
 10.00% & Above       6            1,851,795        0.28        11.350        654           308,632       88.18          88.18
----------------------------------------------------------------------------------------------------------------------------------
 Total:           2,602         $672,784,886      100.00%        6.821%       667           $258,565      81.89%         86.69%
==================================================================================================================================


   Minimum                           Pct. Owner
Lifetime Rate         Pct. Full Doc   Occupied
------------------------------------------------
 N/A                     82.73%         99.58%
 4.50 - 4.99%            83.61         100.00
 5.00 - 5.49%            93.37          98.79
 5.50 - 5.99%            82.60         100.00
 6.00 - 6.49%            67.87          99.56
 6.50 - 6.99%            61.02          97.94
 7.00 - 7.49%            50.05          98.45
 7.50 - 7.99%            37.98          96.90
 8.00 - 8.49%            21.69          93.45
 8.50 - 8.99%            23.93          94.20
 9.00 - 9.49%            33.88          83.87
 9.50 - 9.99%            37.29         100.00
 10.00% & Above           0.00         100.00
------------------------------------------------
 Total:                  61.55%         98.29%
================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Margin

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
                    Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 Margin               Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
--------------------------------------------------------------------------------------------------------------------------------
 2.00 - 2.49%           1           142,320        0.02         6.500         667          142,320        89.94          89.94
 2.50 - 2.99%           5         1,218,400        0.18         6.651         743          243,680        75.58          75.58
 3.00 - 3.49%           7         2,187,514        0.33         6.403         668          312,502        81.52          84.15
 3.50 - 3.99%          30         8,843,703        1.31         6.066         656          294,790        83.80          84.13
 4.00 - 4.49%          89        17,152,209        2.55         7.324         666          192,721        84.14          93.24
 4.50 - 4.99%          76        22,516,953        3.35         6.486         726          296,276        81.34          82.21
 5.00 - 5.49%         359        94,043,832       13.98         6.811         672          261,961        82.49          82.59
 5.50 - 5.99%         533       134,110,515       19.93         7.242         639          251,614        81.20          81.34
 6.00 - 6.49%       1,148       312,097,994       46.39         6.672         668          271,862        83.18          92.62
 7.00 - 7.49%           1           252,000        0.04         7.750         628          252,000        80.00         100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:             2,602      $672,784,886      100.00%        6.821%        667         $258,565        81.89%         86.69%
================================================================================================================================


                                     Pct. Owner
 Margin               Pct. Full Doc   Occupied
------------------------------------------------
 2.00 - 2.49%           100.00          100.00
 2.50 - 2.99%            42.71          100.00
 3.00 - 3.49%            47.50          100.00
 3.50 - 3.99%            79.80           95.59
 4.00 - 4.49%            39.38          100.00
 4.50 - 4.99%            82.19           99.16
 5.00 - 5.49%            82.34           97.78
 5.50 - 5.99%            74.50           97.39
 6.00 - 6.49%            43.69           98.40
 7.00 - 7.49%             0.00          100.00
------------------------------------------------
 Total:                  61.55%          98.29%
================================================


                     Distribution by First Adjustment Cap

                                                                                                                       Weighted
  First                                        Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
Adjustment          Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
   Cap                Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
 N/A                    353      $80,219,445      11.92%        6.791%       688          $227,251        76.90%         77.68%
 1.51 - 2.00%         2,249      592,565,441      88.08         6.825        664           263,480        82.57          87.91
---------------------------------------------------------------------------------------------------------------------------------
 Total:               2,602     $672,784,886     100.00%        6.821%       667          $258,565        81.89%         86.69%
=================================================================================================================================


  First
Adjustment                           Pct. Owner
   Cap                Pct. Full Doc   Occupied
------------------------------------------------
 N/A                     82.73%         99.58%
 1.51 - 2.00%            58.68          98.12
------------------------------------------------
 Total:                  61.55%         98.29%
================================================


                     Distribution by Periodic Lifetime Cap

                                                                                                                       Weighted
                                               Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
  Periodic          Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Lifetime Cap          Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
 N/A                    353      $80,219,445      11.92%        6.791%       688           $227,251       76.90%         77.68%
 5.51 - 6.00%         2,249      592,565,441      88.08         6.825        664            263,480       82.57          87.91
---------------------------------------------------------------------------------------------------------------------------------
 Total:               2,602     $672,784,886     100.00%        6.821%       667           $258,565       81.89%         86.69%
=================================================================================================================================


  Periodic                          Pct. Owner
Lifetime Cap         Pct. Full Doc   Occupied
-----------------------------------------------
 N/A                    82.73%         99.58%
 5.51 - 6.00%           58.68          98.12
-----------------------------------------------
 Total:                 61.55%         98.29%
===============================================


                      Distribution by Interest-Only Loans

                                                                                                                       Weighted
Distribution                                   Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
by Interest-        Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
Only Loans            Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
---------------------------------------------------------------------------------------------------------------------------------
 Y                  2,602        $672,784,886      100.00%      6.821%       667           $258,565       81.89%        86.69%
---------------------------------------------------------------------------------------------------------------------------------
 Total:             2,602        $672,784,886      100.00%      6.821%       667           $258,565       81.89%        86.69%
=================================================================================================================================


Distribution
by Interest-                       Pct. Owner
Only Loans          Pct. Full Doc   Occupied
----------------------------------------------
 Y                    61.55%          98.29%
----------------------------------------------
 Total:               61.55%          98.29%
==============================================



                      Distribution by Interest-Only Term

                                                                                                                     Weighted
 Distribution                                Pct. Of Pool    Weighted     Weighted         Avg.       Weighted          Avg.
 by Interest-     Number of     Principal    By Principal   Avg. Gross  Avg. Current    Principal        Avg.        Combined
 Only Term          Loans        Balance       Balance        Coupon       FICO          Balance     Original LTV       LTV
------------------------------------------------------------------------------------------------------------------------------
 24                   882      $243,311,129     36.16%        6.650%        669         $275,863        83.69%         93.79%
 36                   269        68,890,283     10.24         6.594         669          256,098        82.47          92.10
 60                 1,451       360,583,474     53.60         6.980         665          248,507        80.57          80.86
------------------------------------------------------------------------------------------------------------------------------
 Total:             2,602      $672,784,886    100.00%        6.821%        667         $258,565        81.89%         86.69%
==============================================================================================================================


 Distribution
 by Interest-                       Pct. Owner
 Only Term           Pct. Full Doc   Occupied
-------------------------------------------------
 24                    39.08%         98.36%
 36                    49.56          98.83
 60                    79.00          98.15
-------------------------------------------------
 Total:                61.55%         98.29%
=================================================




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                             $197,567,749
Number of Mortgage Loans:                                         915
Average Scheduled Principal Balance:                         $215,921
Interest-Only Loans:                                             100%
Weighted Average Gross Coupon:                                 6.824%
Weighted Average Net Coupon: (2)                               6.317%
Weighted Average Original FICO Score:                             663
Weighted Average Original LTV Ratio:                           82.09%
Weighted Average Stated Remaining Term (months):                  357
Weighted Average Seasoning (months):                                3
Weighted Average Months to Roll: (3)                               24
Weighted Average Gross Margin: (3)                              5.55%
Weighted Average Initial Rate Cap: (3)                          2.00%
Weighted Average Periodic Rate Cap: (3)                         1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)              12.82%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical
    Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.


                   Distribution by Current Principal Balance

                                                                   Pct. Of Pool        Weighted        Weighted Avg.
 Current Principal            Number Of           Principal        By Principal       Avg. Gross         Current
      Balance                  Loans              Balance            Balance           Coupon             FICO
-------------------------------------------------------------------------------------------------------------------------
 $50,001 - $75,000               11                 $755,232            0.38%             7.609%            650
 $75,001 - $100,000              48                4,256,123            2.15              7.341             670
 $100,001 - $125,000             84                9,493,475            4.81              7.193             661
 $125,001 - $150,000            124               17,025,463            8.62              7.085             666
 $150,001 - $200,000            171               29,898,656           15.13              7.010             661
 $200,001 - $250,000            144               32,605,957           16.50              6.839             664
 $250,001 - $300,000            166               45,623,684           23.09              6.788             662
 $300,001 - $350,000            126               41,294,967           20.90              6.436             664
 $350,001 - $400,000             24                8,684,269            4.40              6.796             660
 $400,001 - $450,000              9                3,855,823            1.95              6.517             671
 $450,001 - $500,000              4                1,879,600            0.95              7.933             630
 $500,001 - $550,000              3                1,581,500            0.80              7.025             637
 $600,001 - $650,000              1                  613,000            0.31              6.600             767
-------------------------------------------------------------------------------------------------------------------------
 Total:                         915               $197,567,749        100.00%            6.824%            663
=========================================================================================================================


                  Weighted          Weighted
    Avg.             Avg.              Avg.
 Principal        Original          Combined           Pct. Full         Pct. Owner
  Balance            LTV               LTV                Doc             Occupied
---------------------------------------------------------------------------------------
   $68,657          80.72%            80.72%             73.20%            100.00%
    88,669          80.91             83.79              66.38             100.00
   113,018          82.97             88.66              68.77             100.00
   137,302          83.12             89.80              60.75              97.49
   174,846          81.67             83.36              67.76              93.49
   226,430          82.14             82.78              72.66              98.07
   274,841          82.38             82.80              57.36              97.56
   327,738          81.06             82.18              70.47              99.26
   361,845          83.18             83.18              66.79              95.51
   428,425          80.55             80.55              56.32              89.34
   469,900          87.41             87.41              74.25             100.00
   527,167          85.54             85.54              65.86              66.87
   613,000          84.55             84.55              100.00            100.00
---------------------------------------------------------------------------------------
  $215,921         82.09%            83.69%              66.05%            97.09%
=======================================================================================



                         Distribution by Current Rate

                                                                      Pct. Of Pool     Weighted           Weighted
                                Number of           Principal         By Principal    Avg. Gross        Avg. Current
Current Rate                      Loans              Balance            Balance         Coupon             FICO
-------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%                      11               $3,216,031           1.63%          4.942%             663
 5.01 - 5.50%                      40               10,449,111           5.29           5.290              676
 5.51 - 6.00%                      83               21,468,565          10.87           5.830              679
 6.01 - 6.50%                     147               33,160,519          16.78           6.337              671
 6.51 - 7.00%                     267               57,520,267          29.11           6.784              665
 7.01 - 7.50%                     174               35,281,031          17.86           7.268              652
 7.51 - 8.00%                     109               21,083,407          10.67           7.774              653
 8.01 - 8.50%                      46                8,671,633           4.39           8.323              647
 8.51 - 9.00%                      38                6,717,186           3.40           8.778              650
-------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
=========================================================================================================================


                                      Weighted
    Avg.            Weighted            Avg.
 Principal            Avg.            Combined                              Pct. Owner
   Balance        Original LTV           LTV           Pct. Full Doc          Occupied
--------------------------------------------------------------------------------------
 $292,366            79.31%            79.57%             91.25%             100.00%
  261,228            77.18             79.72              91.77               96.27
  258,657            79.73             81.07              81.91              100.00
  225,582            81.19             83.18              73.54               99.08
  215,432            81.51             82.93              67.04               96.40
  202,765            82.64             84.46              62.72               96.88
  193,426            85.59             87.49              51.73               94.88
  188,514            87.09             87.73              30.20               95.10
  176,768            87.81             88.18              26.54               94.40
--------------------------------------------------------------------------------------
 $215,921           82.09%            83.69%             66.05%              97.09%
======================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by FICO

                                                                      Pct. Of Pool    Weighted           Weighted
                                Number of           Principal         By Principal    Avg. Gross        Avg. Current
    Fico                          Loans              Balance            Balance         Coupon             FICO
--------------------------------------------------------------------------------------------------------------------------
 800 - 819                          2                 $243,220           0.12%          8.227%             801
 760 - 779                         16                3,391,312           1.72           6.650              768
 740 - 759                         22                4,693,566           2.38           6.428              748
 720 - 739                         31                7,127,000           3.61           6.543              730
 700 - 719                         59               12,199,462           6.17           6.359              708
 680 - 699                        103               23,048,659          11.67           6.390              689
 660 - 679                        173               37,536,905          19.00           6.740              668
 640 - 659                        261               54,826,304          27.75           6.958              649
 620 - 639                        248               54,501,321          27.59           7.110              629
--------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
==========================================================================================================================




                                      Weighted
    Avg.            Weighted            Avg.
 Principal            Avg.            Combined                              Pct. Owner
   Balance        Original LTV           LTV           Pct. Full Doc          Occupied
---------------------------------------------------------------------------------------
 $121,610            76.59%            88.43%             40.83%             100.00%
  211,957            83.85             86.10              84.96               91.05
  213,344            82.84             84.34              58.72               89.45
  229,903            82.00             82.81              57.02               95.25
  206,771            79.95             82.95              70.59               98.68
  223,773            81.61             83.97              68.58               94.04
  216,976            82.82             83.86              70.67               98.27
  210,062            82.54             83.85              66.34               97.73
  219,763            81.69             83.36              61.23               97.83
---------------------------------------------------------------------------------------
 $215,921            82.09%            83.69%             66.05%              97.09%
=======================================================================================



                         Distribution by Original LTV


                                                                      Pct. Of Pool    Weighted           Weighted
                                Number of           Principal         By Principal    Avg. Gross        Avg. Current
Original LTV                      Loans              Balance            Balance         Coupon             FICO
--------------------------------------------------------------------------------------------------------------------
 30.01 - 40.00%                     2                 $221,300           0.11%          6.636%             655
 40.01 - 50.00%                     7                1,382,432           0.70           6.723              656
 50.01 - 60.00%                    12                2,781,193           1.41           6.954              655
 60.01 - 70.00%                    77               16,813,246           8.51           6.331              662
 70.01 - 80.00%                   312               66,247,162          33.53           6.655              664
 80.01 - 85.00%                   120               27,234,880          13.79           6.706              666
 85.01 - 90.00%                   311               66,891,157          33.86           7.020              661
 90.01 - 95.00%                    74               15,996,380           8.10           7.412              664
--------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
====================================================================================================================



                                      Weighted
    Avg.            Weighted            Avg.
 Principal            Avg.            Combined                              Pct. Owner
   Balance        Original LTV           LTV           Pct. Full Doc          Occupied
 ---------        ------------        ---------        -------------        -----------
 $110,650           38.28%             38.28%              0.00%             100.00%
  197,490           46.72              46.72              23.45              100.00
  231,766           56.44              56.44               8.74               94.66
  218,354           66.22              66.23              70.23               98.87
  212,331           77.21              81.90              57.36               97.57
  226,957           83.72              83.81              73.41               97.94
  215,084           89.17              89.22              79.74               95.55
  216,167           94.76              94.76              42.42               98.40
---------------------------------------------------------------------------------------
 $215,921           82.09%             83.69%             66.05%              97.09%
=======================================================================================






                         Distribution by Document Type


                                                                      Pct. Of Pool    Weighted           Weighted
  Document                      Number of           Principal         By Principal    Avg. Gross        Avg. Current
    Type                          Loans              Balance            Balance         Coupon             FICO
----------------------------------------------------------------------------------------------------------------------
 Full Doc                         606             $130,491,690          66.05%          6.638%             664
 Limited Doc                       93               20,186,101          10.22           6.942              658
 Stated Doc                       216               46,889,958          23.73           7.289              663
----------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
======================================================================================================================

                                     Weighted
   Avg.            Weighted            Avg.
Principal            Avg.            Combined                              Pct. Owner
  Balance        Original LTV           LTV           Pct. Full Doc          Occupied
------------------------------------------------------------------------------------
$215,333           82.74%             83.80%            100.00%              97.82%
 217,055           81.19              82.66               0.00               95.67
 217,083           80.69              83.85               0.00               95.67
------------------------------------------------------------------------------------
$215,921           82.09%             83.69%             66.05%              97.09%
====================================================================================



                         Distribution by Loan Purpose

                                                                      Pct. Of Pool    Weighted           Weighted
   Loan                         Number of           Principal         By Principal    Avg. Gross        Avg. Current
  Purpose                         Loans              Balance            Balance         Coupon             FICO
---------------------------------------------------------------------------------------------------------------------
 Cashout Refi                     765             $173,991,142          88.07%          6.809%             662
 Purchase                          87               11,881,975           6.01           7.176              680
 Rate/term Refi                    63               11,694,632           5.92           6.681              668
---------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
=====================================================================================================================


                                      Weighted
    Avg.            Weighted            Avg.
 Principal            Avg.            Combined                              Pct. Owner
   Balance        Original LTV           LTV           Pct. Full Doc          Occupied
-----------------------------------------------------------------------------------------
 $227,439           82.00%             82.54%             67.28%              98.26%
  136,574           83.61              97.45              34.51               84.75
  185,629           81.86              86.82              79.82               92.24
-----------------------------------------------------------------------------------------
 $215,921           82.09%             83.69%             66.05%              97.09%
=========================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Occupancy Status


                                                                      Pct. Of Pool    Weighted           Weighted
 Occupancy                      Number of           Principal         By Principal    Avg. Gross        Avg. Current
  Status                          Loans              Balance            Balance         Coupon             FICO
--------------------------------------------------------------------------------------------------------------------------
 Non Owner                          8               $1,919,376           0.97%          7.134%             672
 Owner Occupied                   890              191,821,285          97.09           6.812              663
 Second Home                       17                3,827,089           1.94           7.263              683
--------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
==========================================================================================================================



                                      Weighted
    Avg.            Weighted            Avg.
 Principal            Avg.            Combined                              Pct. Owner
   Balance        Original LTV           LTV           Pct. Full Doc          Occupied
---------------------------------------------------------------------------------------
 $239,922           80.37%             80.37%             77.73%               0.00%
  215,530           82.04              83.69              66.55              100.00
  225,123           85.64              85.64              35.21                0.00
---------------------------------------------------------------------------------------
 $215,921           82.09%             83.69%             66.05%              97.09%
=======================================================================================



                         Distribution by Property Type


                                                                      Pct. Of Pool     Weighted           Weighted
 Property                        Number of           Principal         By Principal    Avg. Gross        Avg. Current
   Type                            Loans              Balance            Balance         Coupon             FICO
-----------------------------------------------------------------------------------------------------------------------
 2-4 Family                        55              $17,553,153           8.88%          6.954%             658
 Condo                             78               14,642,870           7.41           6.918              668
 Pud                               61               12,667,510           6.41           6.662              667
 Single Family                    721              152,704,216          77.29           6.813              663
-----------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
=======================================================================================================================



                                       Weighted
   Avg.            Weighted             Avg.
 Principal            Avg.            Combined                              Pct. Owner
   Balance        Original LTV          LTV           Pct. Full Doc          Occupied
---------------------------------------------------------------------------------------
$319,148           81.10%             81.43%             55.93%             92.20%
 187,729           82.55              86.53              56.52              95.21
 207,664           84.81              88.54              64.49              98.81
 211,795           81.94              83.28              68.26              97.69
---------------------------------------------------------------------------------------
$215,921           82.09%             83.69%             66.05%             97.09%
=======================================================================================


                             Distribution by State

                                                                      Pct. Of Pool    Weighted           Weighted
                                Number of           Principal         By Principal    Avg. Gross        Avg. Current
   State                          Loans              Balance            Balance         Coupon             FICO
------------------------------------------------------------------------------------------------------------------------
 CA - Southern                    183              $50,289,652          25.45%          6.467%             665
 CA - Northern                     85               22,340,484          11.31           6.556              666
 FL                               107               18,293,369           9.26           7.017              659
 NY                                38               11,698,878           5.92           7.220              652
 MD                                46                9,637,752           4.88           7.047              656
 MA                                34                9,028,384           4.57           6.073              667
 AZ                                53                8,092,311           4.10           6.998              667
 WA                                34                7,454,553           3.77           7.054              664
 MN                                32                6,482,768           3.28           7.035              660
 NJ                                24                5,624,803           2.85           7.451              654
 Other                            279               48,624,794          24.61           7.079              664
------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
========================================================================================================================





                                     Weighted
   Avg.            Weighted            Avg.
Principal            Avg.            Combined                              Pct. Owner
  Balance        Original LTV           LTV           Pct. Full Doc          Occupied
-----------------------------------------------------------------------------------------
$274,807           78.18%             79.15%             67.92%              97.18%
 262,829           81.13              81.25              73.03               97.89
 170,966           85.15              87.73              62.74               94.29
 307,865           82.67              82.67              50.13              100.00
 209,516           83.67              84.60              80.67              100.00
 265,541           84.52              85.13              69.86               95.68
 152,685           84.41              89.92              61.76               95.48
 219,252           86.35              86.69              77.59               96.56
 202,586           85.84              88.52              48.33              100.00
 234,367           83.85              83.85              55.71               94.80
 174,282           82.78              85.64              64.87               96.90
-----------------------------------------------------------------------------------------
$215,921           82.09%             83.69%             66.05%              97.09%
=========================================================================================


                           Distribution by Zip Code


                                                                      Pct. Of Pool    Weighted           Weighted
                                Number of           Principal         By Principal    Avg. Gross        Avg. Current
  Zip Code                        Loans              Balance            Balance         Coupon             FICO
---------------------------------------------------------------------------------------------------------------------------
 92114                              4               $1,268,000           0.64%          6.917%             656
 93535                              6                1,254,778           0.64           6.761              673
 94801                              3                1,124,885           0.57           6.062              725
 20747                              5                1,014,542           0.51           7.315              636
 89031                              4                  958,500           0.49           7.205              652
 2150                               2                  935,500           0.47           6.160              656
 92504                              4                  931,533           0.47           5.543              697
 91331                              3                  910,002           0.46           6.171              690
 91730                              3                  906,215           0.46           5.885              688
 92703                              3                  883,750           0.45           6.295              635
 Other                            878              187,380,044          94.84           6.844              663
---------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
===========================================================================================================================


                                     Weighted
   Avg.            Weighted            Avg.
Principal            Avg.            Combined                              Pct. Owner
  Balance        Original LTV           LTV           Pct. Full Doc          Occupied
------------------------------------------------------------------------------------------
$317,000           69.97%             69.97%             51.89%             100.00%
 209,130           85.00              85.00              82.61               70.07
 374,962           79.40              79.40             100.00              100.00
 202,908           83.97              83.97             100.00              100.00
 239,625           76.52              76.52             100.00              100.00
 467,750           86.55              86.55              55.32              100.00
 232,883           83.51              83.51             100.00              100.00
 303,334           71.82              71.82              70.66              100.00
 302,072           77.62              84.69             100.00              100.00
 294,583           74.15              74.15              39.15              100.00
 213,417           82.27              83.92              65.30               97.13
------------------------------------------------------------------------------------------
 $215,921          82.09%             83.69%             66.05%              97.09%
==========================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 Distribution by Remaining Months to Maturity


Remaining                                                             Pct. Of Pool    Weighted           Weighted
Monthly to                      Number of           Principal         By Principal    Avg. Gross        Avg. Current
Maturity                          Loans              Balance            Balance         Coupon             FICO
------------------------------------------------------------------------------------------------------------------------
 301 - 360                        915             $197,567,749         100.00%          6.824%             663
------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
========================================================================================================================



                                     Weighted
   Avg.            Weighted            Avg.
Principal            Avg.            Combined                              Pct. Owner
  Balance        Original LTV           LTV           Pct. Full Doc          Occupied
---------------------------------------------------------------------------------------
$215,921           82.09%             83.69%             66.05%              97.09%
---------------------------------------------------------------------------------------
$215,921           82.09%             83.69%             66.05%              97.09%
=======================================================================================





                       Distribution by Amortization Type

                                                                      Pct. Of Pool    Weighted           Weighted
Amortization                    Number of           Principal         By Principal    Avg. Gross        Avg. Current
   Type                           Loans              Balance            Balance         Coupon             FICO
-------------------------------------------------------------------------------------------------------------------------
 2 YEAR ARM                       591             $129,629,660          65.61%          6.866%             659
 3 YEAR ARM                       172               37,655,235          19.06           6.679              663
 30 Year Fixed                    152               30,282,855          15.33           6.826              678
-------------------------------------------------------------------------------------------------------------------------
 Total:                           915             $197,567,749         100.00%          6.824%             663
=========================================================================================================================


                                     Weighted
   Avg.            Weighted            Avg.
Principal            Avg.            Combined                              Pct. Owner
  Balance        Original LTV           LTV           Pct. Full Doc          Occupied
----------------------------------------------------------------------------------------
$219,340           82.84%             84.34%             62.45%              96.76%
 218,926           81.83              84.77              67.31               96.28
 199,229           79.24              79.61              79.87               99.51
----------------------------------------------------------------------------------------
$215,921           82.09%             83.69%             66.05%              97.09%
========================================================================================





                        Distribution by Prepayment Term

  Prepayment                                            Pct. Of Pool    Weighted           Weighted               Avg.
     Term        Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
    Months         Loans              Balance            Balance         Coupon             FICO                Balance
-----------------------------------------------------------------------------------------------------------------------------
 0                 240              $51,795,966          26.22%          7.081%             660               $215,817
 12                 29                7,017,301           3.55           6.798              658                241,976
 24                116               22,756,777          11.52           6.864              662                196,179
 36                530              115,997,706          58.71           6.703              665                218,864
-----------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663               $215,921
=============================================================================================================================



                      Weighted
     Weighted            Avg.
      Avg.            Combined                              Pct. Owner
  Original LTV           LTV           Pct. Full Doc          Occupied
  ------------        ---------        -------------        -----------
    83.90%             85.51%             64.36%              97.60%
    79.88              80.61              51.06              100.00
    84.11              89.97              41.40               92.97
    81.02              81.84              72.55               97.50
    82.09%             83.69%             66.05%              97.09%



                         Distribution by Periodic Cap



                                                       Pct. Of Pool    Weighted           Weighted               Avg.
                 Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Periodic Cap      Loans              Balance            Balance         Coupon             FICO                Balance
----------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678               $199,229
 1.00 - 1.49%      763              167,284,895          84.67           6.824              660                219,246
----------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663               $215,921
============================================================================================================================



                       Weighted
     Weighted            Avg.
       Avg.            Combined                              Pct. Owner
  Original LTV           LTV           Pct. Full Doc          Occupied
--------------------------------------------------------------------------
     79.24%             79.61%             79.87%              99.51%
     82.61              84.43              63.55               96.65
--------------------------------------------------------------------------
     82.09%             83.69%             66.05%              97.09%
==========================================================================




                     Distribution by Months to Rate Reset


                                                       Pct. Of Pool    Weighted           Weighted               Avg.
Months To        Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Rate Reset         Loans              Balance            Balance         Coupon             FICO                Balance
------------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678               $199,229
 11 - 20             4                1,009,000           0.51           5.074              662                252,250
 21 - 30           590              129,264,148          65.43           6.879              659                219,092
 31 - 40           169               37,011,747          18.73           6.676              663                219,004
------------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663               $215,921
==============================================================================================================================





                     Weighted
   Weighted            Avg.
     Avg.            Combined                              Pct. Owner
 Original LTV           LTV           Pct. Full Doc          Occupied
-----------------------------------------------------------------------
   79.24%             79.61%             79.87%              99.51%
   83.38              83.38              42.37              100.00
   82.87              84.37              62.43               96.62
   81.68              84.68              68.03               96.68
-----------------------------------------------------------------------
   82.09%             83.69%             66.05%              97.09%
=======================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Maximum Lifetime Rate






                                                       Pct. Of Pool    Weighted           Weighted               Avg.
Maximum          Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Lifetime Rate      Loans              Balance            Balance         Coupon             FICO                Balance
--------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678               $199,229
 10.50 - 10.99%      9                2,699,031           1.37           4.931              666                299,892
 11.00 - 11.49%     36                9,697,216           4.91           5.248              670                269,367
 11.50 - 11.99%     65               16,853,882           8.53           5.806              677                259,290
 12.00 - 12.49%    101               23,710,758          12.00           6.270              667                234,760
 12.50 - 12.99%    237               51,792,174          26.21           6.758              662                218,532
 13.00 - 13.49%    135               28,189,311          14.27           7.242              649                208,810
 13.50 - 13.99%    108               20,369,058          10.31           7.733              651                188,602
 14.00 - 14.49%     28                5,073,570           2.57           8.216              652                181,199
 14.50 - 14.99%     44                8,899,896           4.50           8.697              646                202,270
--------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663                $215,921
==========================================================================================================================



                    Weighted
  Weighted            Avg.
    Avg.            Combined                              Pct. Owner
Original LTV           LTV           Pct. Full Doc          Occupied
-----------------------------------------------------------------------
  79.24%             79.61%             79.87%              99.51%
  79.01              79.32             100.00              100.00
  76.18              78.60              93.04               95.98
  79.16              80.75              79.10              100.00
  81.60              83.97              76.18               98.72
  82.55              84.12              65.78               96.29
  82.45              85.00              57.73               96.09
  86.38              88.18              47.93               94.70
  89.22              89.73              23.47               91.63
  88.34              88.95              21.29               95.77
-----------------------------------------------------------------------
  82.09%             83.69%             66.05%              97.09%
=======================================================================






                                             Distribution by Minimum Lifetime Rate


Minimum                                                Pct. Of Pool    Weighted           Weighted               Avg.
Lifetime         Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Rate               Loans              Balance            Balance         Coupon             FICO                Balance
------------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678               $199,229
 4.50 - 4.99%        9                2,699,031           1.37           4.931              666                299,892
 5.00 - 5.49%       36                9,697,216           4.91           5.248              670                269,367
 5.50 - 5.99%       65               16,853,882           8.53           5.806              677                259,290
 6.00 - 6.49%      101               23,710,758          12.00           6.270              667                234,760
 6.50 - 6.99%      237               51,792,174          26.21           6.758              662                218,532
 7.00 - 7.49%      135               28,189,311          14.27           7.242              649                208,810
 7.50 - 7.99%      108               20,369,058          10.31           7.733              651                188,602
 8.00 - 8.49%       28                5,073,570           2.57           8.216              652                181,199
 8.50 - 8.99%       44                8,899,896           4.50           8.697              646                202,270
------------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663               $215,921
==============================================================================================================================




                     Weighted
   Weighted            Avg.
     Avg.            Combined                              Pct. Owner
 Original LTV           LTV           Pct. Full Doc          Occupied
 ----------------------------------------------------------------------
   79.24%             79.61%             79.87%              99.51%
   79.01              79.32             100.00              100.00
   76.18              78.60              93.04               95.98
   79.16              80.75              79.10              100.00
   81.60              83.97              76.18               98.72
   82.55              84.12              65.78               96.29
   82.45              85.00              57.73               96.09
   86.38              88.18              47.93               94.70
   89.22              89.73              23.47               91.63
   88.34              88.95              21.29               95.77
-----------------------------------------------------------------------
   82.09%             83.69%             66.05%              97.09%
=======================================================================






                                                     Distribution by Margin



                                                       Pct. Of Pool     Weighted         Weighted               Avg.
                 Number of           Principal         By Principal    Avg. Gross       Avg. Current         Principal
Margin              Loans              Balance            Balance        Coupon             FICO              Balance
-----------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678               $199,229
 2.50 - 2.99%        2                  313,900           0.16           7.451              661                156,950
 3.00 - 3.49%        4                1,053,365           0.53           6.184              663                263,341
 3.50 - 3.99%       15                4,879,182           2.47           5.906              665                325,279
 4.00 - 4.49%       32                5,361,509           2.71           7.009              665                167,547
 4.50 - 4.99%       28                7,039,110           3.56           6.396              726                251,397
 5.00 - 5.49%      135               30,196,487          15.28           6.766              671                223,678
 5.50 - 5.99%      231               50,078,626          25.35           7.230              641                216,791
 6.00 - 6.49%      316               68,362,716          34.60           6.653              662                216,338
-----------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663               $215,921
=============================================================================================================================




                     Weighted
  Weighted              Avg.
     Avg.            Combined                               Pct. Owner
 Original LTV           LTV           Pct. Full Doc          Occupied
-----------------------------------------------------------------------------
    79.24%             79.61%             79.87%              99.51%
    84.00              84.00              24.50              100.00
    81.21              81.21              68.87              100.00
    83.90              83.90              76.12               92.01
    84.13              90.46              57.91              100.00
    81.00              81.34              75.14               97.30
    82.24              82.24              75.20               97.04
    81.53              81.65              69.18               97.33
    83.53              87.38              52.72               95.92
-----------------------------------------------------------------------------
    82.09%             83.69%             66.05%              97.09%
=============================================================================






                                              Distribution by First Adjustment Cap


   First                                              Pct. Of Pool     Weighted           Weighted             Avg.
 Adjustable       Number of           Principal       By Principal    Avg. Gross        Avg. Current         Principal
    Cap             Loans              Balance          Balance          Coupon            FICO               Balance
-----------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678               $199,229
 1.51 - 2.00%      763              167,284,895          84.67           6.824              660                219,246
-----------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663               $215,921
=============================================================================================================================



                     Weighted
   Weighted            Avg.
     Avg.             Combined                              Pct. Owner
 Original LTV           LTV           Pct. Full Doc          Occupied
-------------------------------------------------------------------------
    79.24%             79.61%             79.87%              99.51%
    82.61              84.43              63.55               96.65
-------------------------------------------------------------------------
    82.09%             83.69%             66.05%              97.09%
=========================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                             Distribution by Periodic Lifetime Cap


                                                       Pct. Of Pool    Weighted           Weighted               Avg.
Periodic         Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Lifetime Cap       Loans              Balance            Balance         Coupon             FICO                Balance
-----------------------------------------------------------------------------------------------------------------------------
 N/A               152              $30,282,855          15.33%          6.826%             678                $199,229
 5.51 - 6.00%      763              167,284,895          84.67           6.824              660                 219,246
-----------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663                $215,921
=============================================================================================================================



                     Weighted
  Weighted            Avg.
    Avg.            Combined                              Pct. Owner
Original LTV          LTV           Pct. Full Doc          Occupied
--------------------------------------------------------------------------
  79.24%             79.61%             79.87%              99.51%
  82.61              84.43              63.55               96.65
--------------------------------------------------------------------------
  82.09%             83.69%             66.05%              97.09%
==========================================================================






                                              Distribution by Interest-Only Loans

Distribution                                          Pct. Of Pool     Weighted           Weighted               Avg.
by Interest-     Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Only Loans         Loans              Balance            Balance         Coupon             FICO                Balance
------------------------------------------------------------------------------------------------------------------------
 Y                 915             $197,567,749         100.00%          6.824%             663                $215,921
------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663                $215,921
========================================================================================================================


                    Weighted
 Weighted             Avg.
    Avg.            Combined                              Pct. Owner
Original LTV          LTV           Pct. Full Doc          Occupied
----------------------------------------------------------------------
  82.09%            83.69%              66.05%              97.09%
----------------------------------------------------------------------
  82.09%            83.69%              66.05%              97.09%
======================================================================




                                               Distribution by Interest-Only Term


Distribution                                          Pct. Of Pool     Weighted           Weighted               Avg.
by Interest-     Number of           Principal         By Principal    Avg. Gross        Avg. Current         Principal
Current Rate       Loans              Balance            Balance         Coupon             FICO                Balance
------------------------------------------------------------------------------------------------------------------------
 24                223              $47,831,033          24.21%          6.621%             665                $214,489
 36                 92               19,238,553           9.74           6.465              662                 209,115
 60                600              130,498,164          66.05           6.951              662                 217,497
------------------------------------------------------------------------------------------------------------------------
 Total:            915             $197,567,749         100.00%          6.824%             663                $215,921
========================================================================================================================



                    Weighted
 Weighted            Avg.
    Avg.            Combined                              Pct. Owner
Original LTV         LTV           Pct. Full Doc          Occupied
---------------------------------------------------------------------
  84.15%            88.10%             46.44%               96.25%
  82.04             87.80              62.36                95.79
  81.34             81.47              73.78                97.59
---------------------------------------------------------------------
  82.09%            83.69%             66.05%               97.09%
=====================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                  475,217,136
Number of Mortgage Loans:                                           1,687
Average Scheduled Principal Balance:                             $281,694
Interest-Only Loans:                                                 100%
Weighted Average Gross Coupon:                                     6.820%
Weighted Average Net Coupon: (2)                                   6.313%
Weighted Average Original FICO Score:                                 669
Weighted Average Original LTV Ratio:                               81.81%
Weighted Average Stated Remaining Term (months):                      357
Weighted Average Seasoning (months):                                    3
Weighted Average Months to Roll: (3)                                   24
Weighted Average Gross Margin: (3)                                  5.67%
Weighted Average Initial Rate Cap: (3)                              2.00%
Weighted Average Periodic Rate Cap: (3)                             1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                  12.83%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.




                                                Distribution by Current Principal Balance


                                                                              Weighted       Weighted                  Weighted
                                                               Pct. Of Pool   Avg.           Avg.            Avg.        Avg.
          Current               Number         Principal      By Principal    Gross          Current       Principal    Original
     Principal Balance          Of Loans        Balance          Balance      Coupon         FICO          Balance        LTV
-----------------------------------------------------------------------------------------------------------------------------------
 $50,001 - $75,000               14              $936,214      0.20%         8.086%         671             $66,872     66.49%
 $75,001 - $100,000              66             5,961,292      1.25          7.410          659              90,323     76.53
 $100,001 - $125,000             96            10,803,085      2.27          7.182          657             112,532     79.20
 $125,001 - $150,000            120            16,592,343      3.49          7.069          670             138,270     79.33
 $150,001 - $200,000            288            50,749,776     10.68          7.061          665             176,215     79.20
 $200,001 - $250,000            260            58,411,013     12.29          6.985          670             224,658     80.91
 $250,001 - $300,000            197            53,794,802     11.32          6.875          672             273,070     81.70
 $300,001 - $350,000            138            44,937,891      9.46          6.733          667             325,637     80.75
 $350,001 - $400,000            171            64,516,251     13.58          6.669          670             377,288     83.18
 $400,001 - $450,000            120            50,810,333     10.69          6.605          668             423,419     83.11
 $450,001 - $500,000             86            40,950,439      8.62          6.687          666             476,168     83.55
 $500,001 - $550,000             45            23,638,760      4.97          6.696          671             525,306     86.63
 $550,001 - $600,000             51            29,586,373      6.23          6.792          669             580,125     83.62
 $600,001 - $650,000             14             8,807,260      1.85          6.721          675             629,090     82.03
 $650,001 - $700,000             10             6,671,379      1.40          6.635          653             667,138     81.01
 $700,001 - $750,000             11             8,049,924      1.69          6.588          687             731,811     77.30
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                       1,687          $475,217,136    100.00%         6.820%         669            $281,694     81.81%
===================================================================================================================================



                                 Weighted                       Pct.
          Current                  Avg.          Pct. Full      Owner
     Principal Balance         Combined LTV         Doc         Occupied
-------------------------------------------------------------------------
 $50,001 - $75,000             66.49%            71.74%         93.19%
 $75,001 - $100,000            82.06             69.03          96.97
 $100,001 - $125,000           84.73             69.46          99.03
 $125,001 - $150,000           84.18             63.46          96.52
 $150,001 - $200,000           86.67             57.38          99.34
 $200,001 - $250,000           88.44             57.32          99.25
 $250,001 - $300,000           90.74             58.28          99.53
 $300,001 - $350,000           89.03             57.27          99.26
 $350,001 - $400,000           89.31             54.92          98.85
 $400,001 - $450,000           88.72             60.86         100.00
 $450,001 - $500,000           86.96             54.93          97.58
 $500,001 - $550,000           91.01             59.93          97.71
 $550,001 - $600,000           88.17             66.87          96.05
 $600,001 - $650,000           82.03             64.41         100.00
 $650,001 - $700,000           81.01             90.13         100.00
 $700,001 - $750,000           77.30             82.14         100.00
-------------------------------------------------------------------------
  Total:                        87.93%            59.68%         98.79%
=========================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                Distribution by Current Rate


                                                                           Weighted       Weighted                 Weighted
                                                            Pct. Of Pool   Avg.           Avg.            Avg.       Avg.
                                 Number         Principal  By Principal    Gross          Current       Principal   Original
     Curremt Rate               Of Loans        Balance       Balance      Coupon         FICO          Balance       LTV
-----------------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%                        15         $6,443,760     1.36%       4.964%         684           $429,584     82.15%
 5.01 - 5.50%                        56         21,631,683     4.55        5.255          684            386,280     81.98
 5.51 - 6.00%                       138         44,192,810     9.30        5.836          673            320,238     79.41
 6.01 - 6.50%                       338        106,666,838    22.45        6.792          667            275,700     81.50
 7.01 - 7.50%                       321         81,681,570    17.19        7.270          658            254,460     82.75
 7.51 - 8.00%                       215         51,746,128    10.89        7.754          656            240,680     84.17
 8.01 - 8.50%                        59         13,219,599     2.78        8.255          657            224,061     86.52
 8.51 - 9.00%                        31          8,409,333     1.77        8.820          651            271,269     89.82
9.01% & Above                        31          8,062,386     1.70        9.925          648            260,077     83.83
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                           1,687       $475,217,136   100.00%       6.820%         669            $281,694    81.81%
===================================================================================================================================



                                 Weighted                       Pct.
                                   Avg.          Pct. Full      Owner
     Current Rate              Combined LTV         Doc         Occupied
-------------------------------------------------------------------------
4.51 - 5.00%                      87.32%           86.93%        100.00%
5.01 - 5.50%                      91.31            89.59         100.00
5.51 - 6.00%                      87.64            83.19         100.00
6.01 - 6.50%                      87.45            61.51          99.16
7.01 - 7.50%                      88.62            47.34          99.11
7.51 - 8.00%                      88.73            38.61          97.69
8.01 - 8.50%                      92.89            29.40          93.03
8.51 - 9.00%                      90.82            24.05          93.03
9.01% & Above                     83.83            30.39          93.28
-------------------------------------------------------------------------
  Total:                          87.93%           59.68%         98.79%
=========================================================================




                                                        Distribution by FICO


                                                                           Weighted     Weighted                 Weighted
                                                            Pct. Of Pool     Avg.        Avg.            Avg.       Avg.
                                  Number         Principal   By Principal    Gross      Current       Principal   Original
     FICO                        Of Loans        Balance       Balance      Coupon      FICO          Balance       LTV
----------------------------------------------------------------------------------------------------------------------------------
 800 - 819                           4            $662,707       0.14%      6.860%       805          $165,677     65.82%
 780 - 799                          11           3,501,814       0.74       6.288        788           318,347     79.43
 760 - 779                          26           7,688,892       1.62       6.283        768           295,727     80.40
 740 - 759                          51          15,222,253       3.20       6.476        749           298,476     76.67
 720 - 739                          94          27,711,722       5.83       6.431        730           294,806     81.27
 700 - 719                         119          35,166,297       7.40       6.610        709           295,515     82.47
 680 - 699                         213          62,203,752      13.09       6.554        689           292,036     82.60
 660 - 679                         327          91,408,833      19.24       6.777        668           279,538     82.33
 640 - 659                         419         114,891,879      24.18       7.026        649           274,205     82.14
 620 - 639                         423         116,758,989      24.57       7.042        629           276,026     81.51
 ---------------------------------------------------------------------------------------------------------------------------------
 Total:                          1,687        $475,217,136     100.00%      6.820%       669          $281,694     81.81%
==================================================================================================================================



                                Weighted                             Pct.
                                  Avg.          Pct. Full            Owner
     FICO                     Combined LTV         Doc            Occupied
------------------------------------------------------------------------------
800 - 819                        74.27%          57.75%             100.00%
780 - 799                        81.92           63.44              100.00
760 - 779                        91.66           57.01              100.00
740 - 759                        83.36           62.89              100.00
720 - 739                        88.00           59.23               99.33
700 - 719                        90.35           62.31               97.74
680 - 699                        90.72           52.07               97.13
660 - 679                        87.40           65.30               99.91
640 - 659                        87.78           56.57               98.58
620 - 639                        86.87           61.37               98.93
----------------------------------------------------------------------------
  Total:                         87.93%          59.68%              98.79%
============================================================================




                                                        Distribution by Original LTV

                                                                           Weighted     Weighted                 Weighted
                                                            Pct. Of Pool     Avg.        Avg.            Avg.       Avg.
                                  Number        Principal   By Principal    Gross       Current       Principal   Original
     Original LTV                Of Loans       Balance       Balance      Coupon      FICO          Balance       LTV
-----------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                        9         $1,139,525       0.24%        7.261%          685           $126,614     26.50%
30.01 - 40.00%                       13          1,921,835       0.40         6.606           668            147,833     36.38
40.01 - 50.00%                       27          5,524,454       1.16         6.871           669            204,609     46.13
50.01 - 60.00%                       68         14,780,777       3.11         6.701           670            217,364     56.32
60.01 - 70.00%                       65         17,720,099       3.73         6.618           674            272,617     65.79
70.01 - 80.00%                      755        207,843,635      43.74         6.633           672            275,290     79.15
80.01 - 85.00%                      189         64,679,184      13.61         6.764           667            342,218     83.80
85.01 - 90.00%                      424        120,250,329      25.30         7.043           662            283,609     89.26
90.01 - 95.00%                      137         41,357,298       8.70         7.314           673            301,878     94.78
--------------------------------------------------------------------------------------------------------------------------------
 Total:                           1,687       $475,217,136     100.00%        6.820%          669           $281,694    81.81%
=================================================================================================================================



                                 Weighted                       Pct.
                                   Avg.          Pct. Full      Owner
    Original LTV               Combined LTV         Doc         Occupied
----------------------------------------------------------------------------
30.00% & Below                 26.50%             94.73%         100.00%
30.01 - 40.00%                 36.38             100.00          100.00
40.01 - 50.00%                 46.13              95.75          100.00
50.01 - 60.00%                 56.32              83.73          100.00
60.01 - 70.00%                 65.79              75.25          100.00
70.01 - 80.00%                 93.08              44.04           99.72
80.01 - 85.00%                 83.87              76.63           95.26
85.01 - 90.00%                 89.34              76.00           98.67
90.01 - 95.00%                 94.78              41.43           98.84
---------------------------------------------------------------------------
  Total:                       87.93%             59.68%          98.79%
===========================================================================




                                                        Distribution by Document Type

                                                                           Weighted     Weighted                 Weighted
                                                            Pct. Of Pool     Avg.        Avg.            Avg.       Avg.
                                  Number        Principal   By Principal    Gross       Current       Principal   Original
     Document Type               Of Loans       Balance       Balance      Coupon        FICO          Balance       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                          1,011       $283,609,206      59.68%      6.589%       668         $280,523      81.21%
Limited Doc                         129         36,535,673       7.69       6.817        670          283,222      83.04
Stated Doc                          547        155,072,258      32.63       7.242        669          283,496      82.62
--------------------------------------------------------------------------------------------------------------------------------
 Total:                           1,687       $475,217,136     100.00%      6.820%       669         $281,694      81.81%
=================================================================================================================================



                                 Weighted                       Pct.
                                   Avg.          Pct. Full      Owner
   Document Type              Combined LTV         Doc         Occupied
----------------------------------------------------------------------------
Full Doc                       84.58%            100.00%        98.73%
Limited Doc                    88.38               0.00         97.71
Stated Doc                     93.96               0.00         99.16
----------------------------------------------------------------------------
  Total:                       87.93%             59.68%        98.79%
============================================================================




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                          Distribution by Loan Purpose


                                                                                                                   Weighted
                                           Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
                   Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
Loan Purpose     Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
Cashout Refi         944     $275,625,797     58.00%         6.890%         664        $291,976      81.54%         81.99%
Purchase             653      176,539,432     37.15          6.756          674         270,351      82.31          97.79
Rate/term Refi        90       23,051,908      4.85          6.467          677         256,132      81.22          83.45
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
 Total:            1,687     $475,217,136    100.00%         6.820%         669        $281,694      81.81%         87.93%
==============   =========   ============= ==============  ============ ============= =========== ==============  ================


                                       Pct. Owner
Loan Purpose            Pct. Full Doc   Occupied
-------------           -------------  ---------------
Cashout Refi               76.24%        98.88%
Purchase                   31.15         99.05
Rate/term Refi             80.24         95.84
-------------           -------------  ---------------
 Total:                    59.68%        98.79%
=============           =============  ===============




                                        Distribution by Occupancy Status


                                                                                                                   Weighted
                                           Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
Occupancy          Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
  Status        Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
Non Owner              4         $665,580      0.14%         8.210%         674        $166,395      83.86%         83.86%
Owner Occupied     1,666      469,488,089     98.79          6.810          669         281,806      81.76          87.96
Second Home           17        5,063,468      1.07          7.514          668         297,851      85.82          85.82
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
Total:             1,687     $475,217,136    100.00%         6.820%         669        $281,694      81.81%         87.93%
==============   =========   ============= ==============  ============ ============= =========== ==============  ================



Occupancy                              Pct. Owner
  Status                Pct. Full Doc   Occupied
-------------           -------------  ---------------
Non Owner                  22.56%       0.00%
Owner Occupied             59.64        100.00
Second Home                68.04        0.00
-------------           -------------  --------------
Total:                     59.68%       98.79%
=============           =============  ==============




                                          Distribution by Property Type

                                                                                                                   Weighted
                                           Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
Property           Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
  Type           Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
2-4 Family            79      $26,555,538      5.59%         7.051%         671        $336,146      81.29%         87.38%
Condo                141       30,996,151      6.52          6.878          675         219,831      82.76          93.25
Pud                  165       45,781,371      9.63          6.904          668         277,463      84.30          93.70
Single Family      1,302      371,884,077     78.26          6.788          668         285,625      81.46          86.82
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
Total:             1,687     $475,217,136    100.00%         6.820%         669        $281,694      81.81%         87.93%
==============   =========   ============= ==============  ============ ============= =========== ==============  ================



Property                                     Pct. Owner
  Type                        Pct. Full Doc   Occupied
--------------                -------------  ---------------
2-4 Family                       54.89%       95.95%
Condo                            54.14        96.21
Pud                              45.29        99.68
Single Family                    62.26        99.10
--------------                -------------  ---------------
Total:                           59.68%       98.79%
==============                =============  ===============





                                              Distribution by State

                                                                                                                   Weighted
                                           Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
                   Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
  State          Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
 CA - Southern       426     $145,407,694     30.60%         6.655%         668        $341,333      80.70%         87.87%
 CA - Northern       244       91,089,505     19.17          6.447          676         373,318      81.34          87.53
 FL                  216       47,826,600     10.06          7.045          668         221,419      83.70          90.61
 NY                   77       28,665,184      6.03          6.856          667         372,275      81.27          86.07
 MD                   67       17,522,900      3.69          7.069          663         261,536      84.61          87.36
 NJ                   58       16,348,706      3.44          7.327          674         281,874      79.60          83.16
 NV                   55       13,709,768      2.88          7.233          660         249,269      85.03          93.17
 AZ                   63       12,236,464      2.57          6.962          666         194,230      82.18          90.31
 IL                   60       12,162,875      2.56          7.417          664         202,715      83.59          93.56
 WA                   40       10,523,681      2.21          6.772          668         263,092      81.10          83.90
 Other               381       79,723,758     16.78          7.060          666         209,249      82.48          87.07
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
 Total:            1,687     $475,217,136    100.00%         6.820%         669        $281,694      81.81%         87.93%
==============   =========   ============= ==============  ============ ============= =========== ==============  ================



                                        Pct. Owner
  State                  Pct. Full Doc   Occupied
--------------           -------------  ---------------
 CA - Southern               54.33%       99.39%
 CA - Northern               63.03        99.59
 FL                          54.70        97.84
 NY                          68.73       100.00
 MD                          74.42        99.46
 NJ                          69.73        97.97
 NV                          42.54        91.77
 AZ                          53.77        97.94
 IL                          35.99       100.00
 WA                          70.55        98.06
 Other                       66.07        98.21
--------------           -------------  ---------------
 Total:                      59.68%       98.79%
==============           =============  ===============













This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                    Distribution by Zip Code



                                                                                                                   Weighted
                                           Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
                  Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
Zip Code         Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
 94565                 8       $3,088,495      0.65%         6.138%         654         $386,062     82.14%         89.96%
 92021                 6        2,392,000      0.50          7.262          652          398,667     83.93          91.72
 92592                 5        2,315,850      0.49          6.297          659          463,170     86.27          91.08
 91342                 5        2,037,297      0.43          6.388          666          407,459     82.39          92.62
 92882                 5        1,874,498      0.39          6.618          682          374,900     85.24          92.49
 92804                 5        1,736,900      0.37          7.065          654          347,380     76.78          87.05
 95376                 4        1,718,991      0.36          6.550          691          429,748     77.33          93.01
 94544                 4        1,702,690      0.36          6.268          705          425,673     81.44          91.39
 94591                 4        1,699,200      0.36          6.059          663          424,800     86.46          86.46
 92883                 4        1,692,752      0.36          6.271          670          423,188     80.66          91.75
 Other             1,637      454,958,463     95.74          6.834          669          277,922     81.78          87.80
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
 Total:            1,687     $475,217,136    100.00%         6.820%         669         $281,694     81.81%         87.93%
==============   =========   ============= ==============  ============ ============= =========== ==============  ================


                        Pct. Full       Pct. Owner
Zip Code                   Doc.          Occupied
--------------          -----------   ------------
 94565                   40.60%       100.00%
 92021                   24.64        100.00
 92592                   75.96        100.00
 91342                   48.83        100.00
 92882                   50.23        100.00
 92804                   23.66        100.00
 95376                   45.08        100.00
 94544                   25.46        100.00
 94591                   100.00       100.00
 92883                   77.26        100.00
 Other                   60.10        98.74
--------------          -----------  ------------
 Total:                  59.68%       98.79%
==============          ===========  =============








                                  Distribution by Remaining Months to Maturity


                                                                                                                   Weighted
Remaining                                  Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
Months To         Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
 Maturity        Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
121 - 180              1         $255,000      0.05%         7.850%         623         $255,000     85.00%         85.00%
301 - 360          1,686      474,962,136     99.95          6.819          669          281,709     81.81          87.93
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
Total:             1,687     $475,217,136    100.00%         6.820%         669         $281,694     81.81%         87.93%
==============   =========   ============= ==============  ============ ============= =========== ==============  ================


Remaining
Months To               Pct. Full       Pct. Owner
 Maturity                 Doc.           Occupied
--------------          ---------       -----------
121 - 180                 0.00%          100.00%
301 - 360                59.71            98.79
--------------          ---------       ------------
Total:                   59.68%           98.79%
==============          =========       ============







                                        Distribution by Amortization Type

                                                                                                                   Weighted
                                           Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
Amortization      Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
   Type          Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
15 Year Fixed          1       $255,000         0.05%         7.850%         623        $255,000     85.00%          85.00%
2 YEAR ARM         1,209    350,388,984        73.73          6.845          665         289,817     82.51           89.09
3 YEAR ARM           277     74,891,562        15.76          6.736          669         270,367     82.73           90.11
30 Year Fixed        200     49,681,591        10.45          6.764          694         248,408     75.44           76.46
--------------   --------  -------------   --------------  ------------ ------------- ----------- --------------  ----------------
 Total:            1,687   $475,217,136       100.00%         6.820%         669        $281,694     81.81%          87.93%
==============   ========  =============   ==============  ============ ============= =========== ==============  ================




Amortization            Pct. Full       Pct. Owner
   Type                   Doc.           Occupied
--------------          -----------    -------------
15 Year Fixed             0.00%          100.00%
2 YEAR ARM               56.53            98.44
3 YEAR ARM               57.89            99.91
30 Year Fixed            84.89            99.63
--------------          -----------    -------------
 Total:                  59.68%           98.79%
==============          ===========    =============






                                     Distribution by Prepayment Term Months

                                                                                                                   Weighted
Prepayment                                 Pct. Of Pool     Weighted     Weighted         Avg.      Weighted         Avg.
  Term            Number      Principal   By Principal    Avg. Gross   Avg. Current   Principal      Avg.         Combined
  Months         Of Loans       Balance       Balance         Coupon       FICO         Balance    Original LTV      LTV
--------------   ---------   ------------- --------------  ------------ ------------- ----------- --------------  ----------------
0                    438     $118,505,034     24.94%         7.169%        668         $270,559       81.83%         87.29%
12                    59       17,743,611      3.73          7.085         672          300,739       81.91          92.15
24                   392      112,113,993     23.59          6.713         670          286,005       82.87          95.15
30                     2          435,500      0.09          7.291         684          217,750       92.11          92.11
36                   796      226,418,998     47.65          6.667         668          284,446       81.24          84.35

Total:             1,687     $475,217,136    100.00%         6.820%        669         $281,694       81.81%         87.93%




Prepayment
  Term                  Pct. Full       Pct. Owner
  Months                  Doc.           Occupied
--------------          ----------     --------------
0                          61.22%        98.52%
12                         46.14        100.00
24                         36.45         98.03
30                         100.00       100.00
36                         71.36         99.22
--------------         -----------     --------------
Total:                     59.68%        98.79%
==============         ===========     ==============










This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Periodic Cap

                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
                Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Period Cap        Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
------------------------------------------------------------------------------------------------------------------------------
 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 1.00 - 1.49%    1,486        425,280,546      89.49      6.826         666          286,191        82.55          89.27
------------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
==============================================================================================================================

                             Pct. Owner
Period Cap    Pct. Full Doc   Occupied
----------------------------------------
 N/A             84.46%        99.63%
 1.00 - 1.49%    56.77         98.70
----------------------------------------
 Total:          59.68%        98.79%
========================================




                     Distribution by Months to Rate Reset

                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
Months to       Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Rate Reset        Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
------------------------------------------------------------------------------------------------------------------------------

 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 11 - 20            16          6,561,883       1.38      5.046         677          410,118        81.58          89.42
 21 - 30         1,195        344,533,842      72.50      6.881         665          288,313        82.49          89.14
 31 - 40           275         74,184,821      15.61      6.725         669          269,763        82.95          89.89
------------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
==============================================================================================================================


Months to                      Pct. Owner
Rate Reset      Pct. Full Doc   Occupied
------------------------------------------

 N/A               84.46%         99.63%
 11 - 20           88.24         100.00
 21 - 30           55.77          98.44
 31 - 40           58.62          99.77
------------------------------------------
 Total:            59.68%         98.79%
==========================================




                     Distribution by Maximum Lifetime Rate

                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
  Maximum       Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Lifetime Rate     Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------
 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 10.50 - 10.99%      6          2,439,295       0.51      4.905         683          406,549        82.44          82.44
 11.00 - 11.49%     57         22,479,132       4.73      5.182         683          394,371        81.71          91.29
 11.50 - 11.99%    114         37,040,368       7.79      5.798         670          324,916        79.52          88.29
 12.00 - 12.49%    250         79,870,204      16.81      6.263         678          319,481        81.09          89.12
 12.50 - 12.99%    455        130,266,028      27.41      6.753         664          286,299        82.21          88.82
 13.00 - 13.49%    269         68,575,345      14.43      7.219         660          254,927        82.60          89.60
 13.50 - 13.99%    222         56,103,224      11.81      7.699         654          252,717        85.52          89.84
 14.00 - 14.49%     54         12,805,905       2.69      8.228         657          237,146        86.60          93.69
 14.50 - 14.99%     29          7,703,932       1.62      8.808         647          265,653        89.64          89.98
 15.00 - 15.49%     13          3,357,700       0.71      9.218         660          258,285        88.56          88.56
 15.50 - 15.99%     11          2,787,618       0.59      9.811         638          253,420        77.20          77.20
 16.00% & Above      6          1,851,795       0.39     11.350         654          308,632        88.18          88.18
----------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
============================================================================================================================



  Maximum                      Pct. Owner
Lifetime Rate   Pct. Full Doc   Occupied
--------------------------------------------
 N/A               84.46%         99.63%
 10.50 - 10.99%    65.48         100.00
 11.00 - 11.49%    93.51         100.00
 11.50 - 11.99%    84.19         100.00
 12.00 - 12.49%    65.40          99.81
 12.50 - 12.99%    59.13          98.60
 13.00 - 13.49%    46.89          99.42
 13.50 - 13.99%    34.37          97.69
 14.00 - 14.49%    20.98          94.17
 14.50 - 14.99%    26.99          92.39
 15.00 - 15.49%    33.88          83.87
 15.50 - 15.99%    37.29         100.00
 16.00% & Above     0.00         100.00
--------------------------------------------
 Total:            59.68%         98.79%
============================================





                     Distribution by Minimum Lifetime Rate

                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
  Minimum       Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Lifetime Rate     Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
------------------------------------------------------------------------------------------------------------------------------

 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 4.50 - 4.99%        6          2,439,295       0.51      4.905         683          406,549        82.44          82.44
 5.00 - 5.49%       57         22,479,132       4.73      5.182         683          394,371        81.71          91.29
 5.50 - 5.99%      114         37,040,368       7.79      5.798         670          324,916        79.52          88.29
 6.00 - 6.49%      250         79,870,204      16.81      6.263         678          319,481        81.09          89.12
 6.50 - 6.99%      455        130,266,028      27.41      6.753         664          286,299        82.21          88.82
 7.00 - 7.49%      269         68,575,345      14.43      7.219         660          254,927        82.60          89.60
 7.50 - 7.99%      222         56,103,224      11.81      7.699         654          252,717        85.52          89.84
 8.00 - 8.49%       54         12,805,905       2.69      8.228         657          237,146        86.60          93.69
 8.50 - 8.99%       29          7,703,932       1.62      8.808         647          265,653        89.64          89.98
 9.00 - 9.49%       13          3,357,700       0.71      9.218         660          258,285        88.56          88.56
 9.50 - 9.99%       11          2,787,618       0.59      9.811         638          253,420        77.20          77.20
 10.00% & Above      6          1,851,795       0.39     11.350         654          308,632        88.18          88.18
------------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
=============================================================================================================================


  Minimum                      Pct. Owner
Lifetime Rate   Pct. Full Doc   Occupied
------------------------------------------

 N/A               84.46%         99.63%
 4.50 - 4.99%      65.48         100.00
 5.00 - 5.49%      93.51         100.00
 5.50 - 5.99%      84.19         100.00
 6.00 - 6.49%      65.40          99.81
 6.50 - 6.99%      59.13          98.60
 7.00 - 7.49%      46.89          99.42
 7.50 - 7.99%      34.37          97.69
 8.00 - 8.49%      20.98          94.17
 8.50 - 8.99%      26.99          92.39
 9.00 - 9.49%      33.88          83.87
 9.50 - 9.99%      37.29         100.00
 10.00% & Above     0.00         100.00
------------------------------------------
 Total:            59.68%        98.79%
==========================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Margin


                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
                Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
    Margin       Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
-----------------------------------------------------------------------------------------------------------------------------

 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 2.00 - 2.49%        1            142,320       0.03      6.500         667          142,320        89.94          89.94
 2.50 - 2.99%        3            904,500       0.19      6.373         772          301,500        72.65          72.65
 3.00 - 3.49%        3          1,134,149       0.24      6.607         673          378,050        81.81          86.89
 3.50 - 3.99%       15          3,964,522       0.83      6.263         644          264,301        83.67          84.42
 4.00 - 4.49%       57         11,790,700       2.48      7.467         667          206,854        84.15          94.50
 4.50 - 4.99%       48         15,477,843       3.26      6.527         727          322,455        81.50          82.60
 5.00 - 5.49%      224         63,847,346      13.44      6.832         672          285,033        82.62          82.75
 5.50 - 5.99%      302         84,031,889      17.68      7.249         638          278,251        81.01          81.16
 6.00 - 6.49%      832        243,735,278      51.29      6.677         669          292,951        83.08          94.09
 7.00 - 7.49%        1            252,000       0.05      7.750         628          252,000        80.00         100.00
-----------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
=============================================================================================================================



                                 Pct. Owner
    Margin       Pct. Full Doc   Occupied
--------------------------------------------

 N/A                 84.46%         99.63%
 2.00 - 2.49%       100.00         100.00
 2.50 - 2.99%        49.03         100.00
 3.00 - 3.49%        27.65         100.00
 3.50 - 3.99%        84.33         100.00
 4.00 - 4.49%        30.96         100.00
 4.50 - 4.99%        85.39         100.00
 5.00 - 5.49%        85.72          98.13
 5.50 - 5.99%        77.67          97.43
 6.00 - 6.49%        41.16          99.10
 7.00 - 7.49%         0.00         100.00
--------------------------------------------
 Total:              59.68%         98.79%
============================================



                     Distribution by First Adjustment Cap


                                                                                                                 Weighted
   First                                   Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
 Adjustment     Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
    Cap           Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
-----------------------------------------------------------------------------------------------------------------------------

 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 1.51 - 2.00%    1,486        425,280,546      89.49      6.826         666          286,191        82.55          89.27
-----------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
=============================================================================================================================


   First
 Adjustment                    Pct. Owner
    Cap         Pct. Full Doc   Occupied
-------------------------------------------

 N/A               84.46%         99.63%
 1.51 - 2.00%      56.77          98.70
-------------------------------------------
 Total:            59.68%         98.79%
===========================================



                     Distribution by Periodic Lifetime Cap


                                                                                                                 Weighted
                                           Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
 Periodic       Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Lifetime Cap      Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
------------------------------------------------------------------------------------------------------------------------------

 N/A               201        $49,936,591      10.51%     6.769%        694         $248,441        75.49%         76.50%
 5.51 - 6.00%    1,486        425,280,546      89.49      6.826         666          286,191        82.55          89.27
------------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
==============================================================================================================================


 Periodic                      Pct. Owner
Lifetime Cap    Pct. Full Doc   Occupied
------------------------------------------

 N/A               84.46%         99.63%
 5.51 - 6.00%      56.77          98.70
------------------------------------------
 Total:            59.68%         98.79%
==========================================




                      Distribution by Interest-Only Loans


                                                                                                                 Weighted
 Distribution                             Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
 by Interest-   Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
 Only Loans       Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
----------------------------------------------------------------------------------------------------------------------------

 Y               1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
----------------------------------------------------------------------------------------------------------------------------
 Total:          1,687       $475,217,136     100.00%     6.820%        669         $281,694        81.81%         87.93%
============================================================================================================================


 Distribution
 by Interest-                  Pct. Owner
 Only Loans     Pct. Full Doc   Occupied
--------------------------------------------

 Y                 59.68%         98.79%
--------------------------------------------
 Total:            59.68%         98.79%
============================================





                      Distribution by Interest-Only Term

                                                                                                                 Weighted
Distribution                               Pct. Of Pool  Weighted     Weighted         Avg.       Weighted          Avg.
by Interest-    Number of     Principal    By Principal Avg. Gross  Avg. Current    Principal        Avg.        Combined
Only Term         Loans        Balance       Balance      Coupon       FICO          Balance     Original LTV       LTV
------------------------------------------------------------------------------------------------------------------------------

 24                659       $195,480,096      41.13%     6.657%        670         $296,631        83.57%         95.18%
 36                177       49,651,730        10.45      6.644         672          280,518        82.63          93.76
 60                851       230,085,311       48.42      6.996         667          270,371        80.13          80.51
------------------------------------------------------------------------------------------------------------------------------
 Total:          1,687     $475,217,136       100.00%     6.820%        669         $281,694        81.81%         87.93%
==============================================================================================================================


Distribution
by Interest-                   Pct. Owner
Only Term       Pct. Full Doc   Occupied
------------------------------------------

 24                37.28%        98.88%
 36                44.61        100.00
 60                81.97         98.46
------------------------------------------
 Total:            59.68%        98.79%
==========================================




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     Appendix A

     This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $637,192,000, a term of 32 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 9.69883%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and
     (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.


     The Interest Rate Corridor Notional Amount Amortization Schedule
     ----------------------------------------------------------------



  Distribution Period                                               Interest Rate Corridor
       (months)          Distribution Date       Strike Rate (%)     Notional Amount ($)
------------------------------------------------------------------------------------------

          1                  25-Sep-05              6.21030            637,192,000.00
          2                  25-Oct-05              6.21651            617,596,095.84
          3                  25-Nov-05              6.01253            598,568,606.90
          4                  25-Dec-05              6.22968            580,098,348.07
          5                  25-Jan-06              6.02571            562,169,000.57
          6                  25-Feb-06              6.03263            544,764,723.52
          7                  25-Mar-06              6.71917            527,870,139.95
          8                  25-Apr-06              6.04719            511,470,323.23
          9                  25-May-06              6.26670            495,550,783.83
          10                 25-Jun-06              6.06275            480,097,456.59
          11                 25-Jul-06              6.28334            465,096,688.23
          12                 25-Aug-06              6.07940            450,535,225.33
          13                 25-Sep-06              6.08816            436,400,202.60
          14                 25-Oct-06              6.31050            422,679,131.50
          15                 25-Nov-06              6.10659            409,359,889.25
          16                 25-Dec-06              6.33022            396,430,708.07
          17                 25-Jan-07              6.12635            383,880,164.82
          18                 25-Feb-07              6.13675            371,697,170.88
          19                 25-Mar-07              6.83845            359,870,962.38
          20                 25-Apr-07              6.15867            348,391,090.67
          21                 25-May-07              7.15899            337,247,413.10
          22                 25-Jun-07              7.69903            326,429,459.00
          23                 25-Jul-07              7.98324            315,839,586.11
          24                 25-Aug-07              7.73359            305,561,836.12
          25                 25-Sep-07              7.75183            295,587,023.89
          26                 25-Oct-07              8.03982            285,906,234.28
          27                 25-Nov-07              8.17209            276,510,814.18
          28                 25-Dec-07              8.87988            267,392,458.75
          29                 25-Jan-08              8.60917            258,556,184.67
          30                 25-Feb-08              8.63400            249,980,075.90
          31                 25-Mar-08              9.27779            241,656,483.47
          32                 25-Apr-08              8.68658            233,577,983.06












This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                      39